UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10331

Name of Fund:	BlackRock California Municipal Income Trust (BFZ)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Income Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.52%	13.02%
U.S. small cap equities (Russell 2000® Index)	4.51	7.91
International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79
Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview For the Reporting Period Ended July 31, 2023

Municipal Market Conditions

Municipal bonds posted positive total returns amid heightened volatility. Interest rates rose rapidly early in the period as the Fed continued its historic hiking cycle but became increasingly rangebound later in the reporting period as economic activity slowed, inflation expectations moderated, and the Fed tempered the magnitude and pace of its policy tightening. Strong credit fundamentals, bolstered by robust post-pandemic revenue growth and elevated fund balances, drove strong positive excess returns versus comparable U.S. Treasuries. Lower-rated investment grade credits and the 15-year part of the yield curve performed best.

During the 12-month period ended July 31, 2023, municipal bond funds experienced net outflows totaling $52 billion (based on data from the Investment Company Institute), transitioning from the largest outflow cycle on record in 2022 to mixed in 2023. At the same time, the market contended with just $324 billion in issuance, well below the $422 billion issued during the prior 12-months. However, elevated bid-wanted activity filled some of the gap as investors raised cash to meet redemptions, portfolio leverage was repositioned, and the Federal Deposit Insurance Corporation (“FDIC”) liquidated collapsed bank assets.

Bloomberg Municipal Bond Index(a) Total Returns as of July 31, 2023 6 months: 0.20% 12 months: 0.93%

A Closer Look at Yields

From July 31, 2022, to July 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.89% to 3.51%, ten-year yields increased by 36 bps from 2.21% to 2.57%, five-year yields increased by 86 bps from 1.80% to 2.66%, and two-year yields increased by 140 bps from 1.60% to 3.00% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 78 bps to a slope of 51 bps. Still, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve.

Outperformance throughout the period prompted historically rich valuations across the curve. Municipal-to-Treasury ratios tightened well through their 5-year averages led by short and intermediate maturities.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. However, revenue collections through April 2023, particularly personal income tax receipts, have softened or declined in many states, such as California and New York. A slowing economy could cause more widespread declines in overall revenue collections. While the inflation rate has slowed, higher wages and interest rates in the post-Covid recovery will pressure state and local government costs. Nevertheless, overall credit fundamentals remain solid, particularly near-record reserve levels. Other sectors also exhibit strong credit fundamentals. Municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs. Rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from high inflation, but aid and demand in the service sector of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values.

The opinions expressed are those of BlackRock as of July 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

(a)	The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of July 31, 2023	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2023 ($11.59)(a)	4.04%
Tax Equivalent Yield(b)	8.80%
Current Monthly Distribution per Common Share(c)	$0.039000
Current Annualized Distribution per Common Share(c)	$0.468000
Leverage as of July 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.59	$11.65	(0.52)%	$12.07	$10.07
Net Asset Value	13.03	13.41	(2.83)	13.54	11.54

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

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Trust Summary as of July 31, 2023 (continued)	BlackRock California Municipal Income Trust (BFZ)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	1.20%	1.65%	3.87%
Trust at Market Price(a)(b)	3.62	2.31	3.29

California Customized Reference Benchmark(c)	0.78	1.72	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. California municipals slightly underperformed the national market.

Positions in higher-quality, investment-grade securities that were purchased in the middle months of the period—after interest rates were raised—contributed to performance. (Duration is a measure of interest rate sensitivity.) The investment adviser’s decision to swap from lower-yielding holdings trading above their par value into discounted securities and those trading near par, which it believed had better appreciation potential, also helped results. Holdings in longer-duration securities further contributed given the outperformance for this market segment.

The Trust’s positions in deeply discounted, high yield bonds lagged the broader market. Workforce housing bonds, in particular, experienced weakness. The Trust’s use of leverage also detracted from performance due to rising short-term borrowing costs.

The Trust continued to use U.S. Treasury futures in an effort to mitigate interest rate risk. This aspect of its strategy marginally contributed to results. The investment adviser reduced the extent of the risk-management strategy given that yields already have risen considerably over the past 18 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of July 31, 2023 (continued)	BlackRock California Municipal Income Trust (BFZ)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
County/City/Special District/School District	32.5%
Transportation	18.5
Utilities	17.1
Health	14.0
Corporate	6.4
State	4.9
Education	2.6
Tobacco	2.5
Housing	1.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	—%
2024	2.2
2025	0.7
2026	8.7
2027	17.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	5.5%
AA/Aa	67.1
A	17.9
BBB/Baa	3.1
BB/Ba	—	(e)
N/R(f)	6.4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

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Trust Summary as of July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2023 ($21.00)(a)	3.22%
Tax Equivalent Yield(b)	5.44%
Current Monthly Distribution per Common Share(c)	$0.056400
Current Annualized Distribution per Common Share(c)	$0.676800
Leverage as of July 31, 2023(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$21.00	$23.65	(11.21)%	$23.65	$20.30
Net Asset Value	23.55	24.27	(2.97)	24.38	22.15

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

T R U S T S U M M A R Y	9

Trust Summary as of July 31, 2023 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	0.29%	3.16%	6.36%
Trust at Market Price(a)(b)	(8.22)	2.80	5.33

Customized Reference Benchmark(c)	0.61	2.24	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

The Trust’s positions in the transportation and tax-backed state sectors were the most significant contributors to performance, followed by corporate-backed and healthcare sectors. A rated securities made the largest contribution among the various credit tiers due to their sizable weighting in the portfolio. Positions in bonds with 4% and 5% coupons contributed, as well. The Trust’s holdings in floating-rate notes also helped results due to their price stability and higher income as their yields increased in conjunction with prevailing interest rates. The only notable detractors were a few individual positions that posted negative returns due to credit concerns or their structures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of July 31, 2023 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	25.3%
Corporate	18.6
Health	15.9
County/City/Special District/School District	13.1
State	10.3
Education	7.3
Utilities	5.9
Tobacco	1.9
Housing	1.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	7.4%
2024	7.6
2025	5.6
2026	16.4
2027	13.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	3.6%
AA/Aa	35.6
A	38.6
BBB/Baa	9.0
BB/Ba	3.3
B	0.2
N/R(e)	9.7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2023 ($10.85)(a)	3.71%
Tax Equivalent Yield(b)	8.08%
Current Monthly Distribution per Common Share(c)	$0.033500
Current Annualized Distribution per Common Share(c)	$0.402000
Leverage as of July 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.85	$12.58	(13.75)%	$12.94	$9.95
Net Asset Value	12.68	13.42	(5.51)	13.52	11.39

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(1.27)%	0.95%	3.57%
Trust at Market Price(a)(b)	(9.87)	0.62	2.85
California Customized Reference Benchmark(c)	0.78	1.72	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

High-quality holdings, especially AAA and AA rated bonds in the school district, transportation, state tax backed, and utility sectors, contributed to performance. Despite the volatility throughout the period, low new issuance led to tighter yield spreads for higher-quality securities. Strong fundamental trends in the transportation sectors, especially airports, also helped fuel positive performance. Bonds with maturities of 18 to 25 years were especially notable contributors in this area. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. Holdings in short-duration bonds in the 12- to 15-year part of the yield curve also contributed positively.

On the negative side, long-dated securities with maturities of 25 years and above—particularly those with lower coupons—detracted from performance due to their higher interest rate sensitivity. Some shorter dated bonds, especially one- to five-year pre-refunded debt, underperformed modestly due to the increase in short term rates coupled with a decline in price to par as they neared maturity. Bonds in the non-rated, non-investment grade category detracted from performance, driven by some long dated Puerto Rico debt, workforce housing, and tobacco securities. The adverse effect was most pronounced among the Trust’s holdings in low- to zero-coupon securities.

The Fund’s allocation to the housing sector also detracted from returns. Within the sector, positions in high yield workforce housing securities were the largest detractors. The Trust’s use of leverage, which amplified the effect of falling prices, was another detractor of note.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
County/City/Special District/School District	36.0%
Transportation	16.2
Health	11.1
State	10.8
Education	10.4
Utilities	8.4
Housing	4.4
Tobacco	1.4
Corporate	1.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	4.4%
2024	1.9
2025	2.8
2026	9.0
2027	17.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	6.7%
AA/Aa	62.6
A	15.3
BBB/Baa	3.9
BB/Ba	0.1
N/R(e)	11.4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2023 ($9.93)(a)	3.50%
Tax Equivalent Yield(b)	5.91%
Current Monthly Distribution per Common Share(c)	$0.029000
Current Annualized Distribution per Common Share(c)	$0.348000
Leverage as of July 31, 2023(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$9.93	$11.45	(13.28)%	$11.90	$9.37
Net Asset Value	11.42	12.10	(5.62)	12.18	10.56

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

T R U S T S U M M A R Y	15

Trust Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(1.48)%	1.20%	3.85%
Trust at Market Price(a)(b)	(9.47)	0.23	3.17
National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor to performance early in the reporting period, when the Fed was aggressively raising rates to combat inflation. The investment adviser closed out this position before the end of the period given that yields had already risen significantly.

On a sector basis, tax-backed state and transportation issues were the largest contributors. AAA and AA rated bonds were the leading contributors with respect to credit tiers. Holdings with maturities of 20 years and under contributed, as did holdings in floating-rate notes and higher-coupon bonds.

On the other hand, healthcare issues with 4% coupons detracted. Holdings in BBB rated debt weighed on results, as well. Additionally, there were a few individual positions that posted negative returns due to credit concerns or their structures. The Fund was also adversely affected by the investment adviser’s effort to reduce duration at an inopportune time early in the period, which reduced the benefit of the market’s rebound in early 2023.

The Fund’s cash weighting was above typical levels at the close of the period, which represented a defensive positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	30.2%
State	16.5
County/City/Special District/School District	13.4
Health	12.8
Education	8.5
Corporate	7.1
Housing	4.9
Utilities	4.2
Tobacco	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	20.5%
2024	8.1
2025	4.2
2026	4.9
2027	11.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	6.5%
AA/Aa	39.8
A	31.3
BBB/Baa	7.9
BB/Ba	2.3
B	0.6
N/R(e)	11.6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	17

Schedule of Investments July 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 125.2%

Corporate(a) — 9.6%
California Community Choice Financing Authority, RB
5.00%, 07/01/53	$10,220	$10,687,841
5.00%, 12/01/53	9,690	10,032,658
Series B-1, 4.00%, 02/01/52	12,920	12,860,529
Series C, 5.25%, 01/01/54	4,135	4,322,857

		37,903,885

County/City/Special District/School District — 39.7%
Butte-Glenn Community College District, GO
Series C, 4.00%, 08/01/47	5,000	4,894,210
Series A, Election 2016, 5.25%, 08/01/46	1,420	1,511,973
California Statewide Communities Development Authority, SAB, Series B, 5.00%, 09/02/52	565	527,308
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	9,210	9,228,162
City & County of San Francisco California, GO
Series 2020, Class D-1, 4.00%, 06/15/46	2,500	2,471,355
Series 2020 D-1, 4.00%, 06/15/44	5,000	4,988,725
Series D-1, 4.00%, 06/15/42	2,470	2,489,189
City & County of San Francisco California, Refunding COP, Class A, 4.00%, 04/01/40	6,635	6,681,047
Corona-Norco Unified School District, GO
Series C, 4.00%, 08/01/49	4,000	3,929,048
Series B, Election 2014, 5.00%, 08/01/47	5,000	5,303,825
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	2,500	2,452,620
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	3,040	3,040,280
Fremont Unified School Districtameda County California, GO, Series E, Election 2014, 4.00%, 08/01/43	7,790	7,875,059
Garden Grove Unified School District, GO, Election 2016, 4.00%, 08/01/45	1,320	1,326,564
Grossmont Union High School District, GO, Series I-2, 4.00%, 08/01/44	5,115	5,156,697
Grossmont-Cuyamaca Community College District, GO, Series B, Election 2012, 4.00%, 08/01/47	2,035	2,044,086
Hartnell Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	4,560	4,564,036
Long Beach Community College District, GO, Series C, 4.00%, 08/01/49	4,175	4,175,184
Long Beach Unified School District, GO, Series A, 4.00%, 08/01/39	3,895	3,915,196
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, Series A, 4.00%, 06/01/37	3,075	3,220,100
Manhattan Beach Unified School District, GO, Series B, 4.00%, 09/01/45	4,445	4,474,288
Marin Healthcare District, GO, Series A, Election 2013, 4.00%, 08/01/40	2,030	2,040,154
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	8,000	7,830,120
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,000	2,000,732
Municipal Improvement Corp. of Los Angeles, Refunding RB, Series B, 4.00%, 11/01/34	3,530	3,657,588

Security	Par (000)	Value

County/City/Special District/School District (continued)
Napa Valley Unified School District, GO, Series A, Election 2016, 4.00%, 08/01/38	$2,925	$2,970,844
North Orange County Community College District, GO, Series B, Election 2014, 4.00%, 08/01/44	2,680	2,712,361
Ohlone Community College District, Refunding GO, 4.00%, 08/01/35	3,790	3,880,119
Peralta Community College District, GO, Series B, 5.25%, 08/01/37	1,000	1,175,686
Pomona Unified School District, GO, Series H, (BAM), 4.00%, 08/01/40	2,100	2,127,044
San Bernardino City Unified School District, GO, Series D, Election 2012, (AGM), 4.00%, 08/01/42	1,210	1,217,362
San Diego Unified School District, GO
Series D2, 4.00%, 07/01/50	3,000	2,984,541
Series L, 4.00%, 07/01/44	4,035	4,068,402
Series I, Election 2012, 4.00%, 07/01/47	3,000	2,954,406
San Jose Evergreen Community College District, GO, Series C, Election 2016, 4.00%, 09/01/45	3,740	3,775,552
San Lorenzo Unified School District, GO 4.00%, 08/01/41	345	350,226
Series C, Election 2018, 4.00%, 08/01/47	3,150	3,110,099
San Mateo Foster City Public Financing Authority, RB, 4.00%, 05/01/48	3,250	3,254,332
Santa Clara Unified School District, GO, Election 2014, 4.00%, 07/01/41	5,000	5,056,775
Santa Monica Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	5,000	5,011,020
Southwestern Community College District, GO, Series A, AMT, 4.00%, 08/01/47	3,065	2,989,291
Sunnyvale Financing Authority, RB, 4.00%, 04/01/45	5,000	5,027,560
West Valley-Mission Community College District, GO, Series A, AMT, 4.00%, 08/01/44	4,000	4,031,572

		156,494,738

Education — 3.9%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	540	528,925
California Municipal Finance Authority, RB(b)
Series A, 5.00%, 10/01/39	220	208,135
Series A, 5.00%, 10/01/49	370	330,292
Series A, 5.00%, 10/01/57	725	628,016
California Municipal Finance Authority, Refunding RB(b)
5.00%, 08/01/39	425	409,561
5.00%, 08/01/48	510	461,630
California School Finance Authority, RB(b)
Series A, 4.00%, 06/01/41	600	495,927
Series A, 5.00%, 06/01/58	2,120	1,848,375
California School Finance Authority, Refunding RB(b)
5.50%, 08/01/43	130	132,415
5.50%, 08/01/47	125	125,862
Hastings Campus Housing Finance Authority, RB(b)
Series A, 5.00%, 07/01/45	355	305,300
Series A, 5.00%, 07/01/61	3,000	2,332,074
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	4,500	4,496,085
Series BH, 4.00%, 05/15/46	3,215	3,255,554

		15,558,151

Health — 16.5%
California Health Facilities Financing Authority, RB 5.00%, 11/15/42	1,000	1,049,487

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, RB (continued)
Series A, 5.00%, 11/15/48	$6,190	$6,470,487
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 04/01/38	3,550	3,540,930
Series A, 4.00%, 03/01/39	2,675	2,602,173
Series A, 4.00%, 08/15/40	1,350	1,380,617
Series A, 4.00%, 11/15/40	2,425	2,464,671
Series A, 4.00%, 04/01/44	7,310	6,977,863
Series A, 4.00%, 04/01/45	7,110	6,769,139
Series A, 4.00%, 08/15/48	8,000	7,900,928
Series A, 5.00%, 11/15/48	7,000	7,317,191
Series A-2, 4.00%, 11/01/44	3,350	3,303,837
California Public Finance Authority, RB, Series A, 4.00%, 07/15/42	1,785	1,791,014
California Statewide Communities Development Authority, Refunding RB, 5.00%, 10/01/45	1,860	1,888,056
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 4.00%, 05/15/43	9,095	9,212,598
Series P, 5.00%, 05/15/47	2,000	2,187,098

		64,856,089

Housing — 2.2%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 02/01/50(b)	375	278,417
California Housing Finance Agency, RB, M/F Housing, Series A, AMT, 4.25%, 01/15/35	1	700
CMFA Special Finance Agency VII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	340	224,700
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	1,400	911,743
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(b)	750	486,954
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.80%, 03/01/47	825	621,244
4.00%, 08/01/56	2,055	1,520,552
4.00%, 10/01/56	345	284,581
4.00%, 12/01/56	265	187,969
4.00%, 05/01/57	1,840	1,264,374
Series A, 3.00%, 09/01/56	480	318,730
Series A, 4.00%, 06/01/58	2,085	1,623,629
Series A-2, 3.00%, 02/01/57	525	349,339
Series B, Sub Lien, 4.00%, 12/01/59	1,095	752,354

		8,825,286

State — 2.7%
California State Public Works Board, RB Series B, 4.00%, 05/01/39	1,560	1,600,566
Series D, 4.00%, 05/01/45	3,740	3,731,675
California Statewide Communities Development Authority, SAB, S/F Housing, 4.00%, 09/02/50	240	199,412
State of California, Refunding GO, 4.00%, 10/01/44	5,050	5,105,575

		10,637,228

Tobacco — 3.7%
California County Tobacco Securitization Agency, Refunding RB
Series A, 4.00%, 06/01/49	1,745	1,598,300

Security	Par (000)	Value

Tobacco (continued)
California County Tobacco Securitization Agency, Refunding RB (continued)
Series B-1, Subordinate, 5.00%, 06/01/49	$600	$608,564
California County Tobacco Securitization Agency, Refunding RB, CAB(c)
0.00%, 06/01/55	2,425	440,564
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	300,721
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	7,000	7,296,387
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	1,625	174,307
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	4,000	4,163,068

		14,581,911

Transportation — 27.5%
Bay Area Toll Authority, Refunding RB
4.00%, 04/01/37	7,600	7,752,813
4.00%, 04/01/49	2,335	2,309,278
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/44	2,500	2,702,060
City of Los Angeles Department of Airports, ARB AMT, 4.00%, 05/15/44	940	931,642
AMT, 5.25%, 05/15/47	3,000	3,249,549
Series A, AMT, 5.25%, 05/15/48	1,990	2,087,542
Series B, AMT, 5.00%, 05/15/41	6,000	6,133,554
Series B, AMT, 5.00%, 05/15/46	7,860	7,981,083
Series C, AMT, Subordinate, 5.00%, 05/15/44	2,875	2,981,447
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.25%, 05/15/47	4,250	4,583,485
Series A, AMT, 5.00%, 05/15/40	4,450	4,746,530
Series A, AMT, Subordinate, 5.00%, 05/15/37	4,800	5,090,846
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	1,000	1,053,041
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/37	1,280	1,331,881
Series A, AMT, 5.00%, 03/01/47	5,000	5,095,535
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	12,795	12,879,242
Port of Los Angeles, Refunding RB
Series B, 4.00%, 08/01/35	2,685	2,770,407
Series C, 4.00%, 08/01/39	5,495	5,583,118
San Diego County Regional Airport Authority, ARB, Series A, Subordinate, 4.00%, 07/01/41	1,090	1,120,448
San Diego County Regional Airport Authority, Refunding ARB, Series B, AMT, Subordinate, 5.00%, 07/01/34	2,000	2,181,540
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/47	16,735	17,214,859
Series B, AMT, 5.00%, 05/01/41	3,365	3,466,085
Series E, AMT, 5.00%, 05/01/50	5,000	5,176,105

		108,422,090

Utilities — 19.4%
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	5,400	5,336,161

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/45	$1,085	$1,090,071
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	2,310	2,523,019
Los Angeles Department of Water & Power Water System Revenue, RB, Series A, 5.00%, 07/01/43	8,380	8,940,379
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series C, 5.00%, 07/01/41	985	1,121,595
Series C, 5.00%, 07/01/42	845	955,697
Los Angeles Department of Water & Power, Refunding RB
Series B, 5.00%, 07/01/46	215	234,582
Series C, 5.00%, 07/01/43	4,750	5,326,398
Marin Public Financing Authority, RB, 4.00%, 04/01/42	3,425	3,430,511
Mountain House Public Financing Authority, RB, Series A, (BAM), 4.00%, 12/01/45	2,720	2,680,685
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,116,648
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	30,935	31,520,445
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, 4.00%, 10/01/49	4,000	4,000,744
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	8,000	8,077,504

		76,354,439

Total Municipal Bonds in California		493,633,817

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,688,198
Series A-1, Restructured, 5.00%, 07/01/58	8,279	8,077,605
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,380,538
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,447,790
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,577	2,418,002

Total Municipal Bonds in Puerto Rico		18,012,133

Total Municipal Bonds — 129.7% (Cost: $504,179,602)		511,645,950

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 19.1%

County/City/Special District/School District — 8.7%
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	10,000	10,841,460
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/44	11,200	12,026,661
Los Angeles Unified School District, GO, Series QRR, 5.25%, 07/01/47	10,000	11,288,745

		34,156,866

Security	Par (000)	Value

Health — 4.3%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	$15,620	$17,081,243

Utilities — 6.1%
Los Angeles Department of Water & Power, RB, Series A, 5.00%, 07/01/42	10,670	11,261,043
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, 4.00%, 10/01/49	12,790	12,792,379

		24,053,422

Total Municipal Bonds in California		75,291,531

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.1% (Cost: $74,447,996)		75,291,531

Total Long-Term Investments — 148.8% (Cost: $578,627,598)		586,937,481

	Shares

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 3.00%(e)(f)	3,027,735	3,025,616

Total Short-Term Securities — 0.8% (Cost: $3,025,019)		3,025,616

Total Investments — 149.6% (Cost: $581,652,617)		589,963,097

Other Assets Less Liabilities — 2.8%		11,053,048

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0)%		(35,389,186)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.4)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$394,326,959

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock California Municipal Income Trust (BFZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$2,559,236	$469,144	(a)	$—	$(3,359)	$595	$3,025,616	3,027,735	$128,014	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	51	09/20/23	$5,685	$83,599
U.S. Long Bond	55	09/20/23	6,854	149,449
5-Year U.S. Treasury Note	48	09/29/23	5,130	48,312

				$281,360

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$281,360	$—	$281,360

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,883,513	$—	$4,883,513

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,852,221	$—	$2,852,221

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$62,756,785

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$511,645,950	$—	$511,645,950
Municipal Bonds Transferred to Tender Option Bond Trusts	—	75,291,531	—	75,291,531
Short-Term Securities
Money Market Funds	3,025,616	—	—	3,025,616

	$3,025,616	$586,937,481	$—	$589,963,097

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$281,360	$—	$—	$281,360

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(35,140,000)	$—	$(35,140,000)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(206,440,000)	$—	$(206,440,000)

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 7.7%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$5,022,686
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	13,725,462
Alabama Special Care Facilities Financing Authority-Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,336,180
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,192,335
Series A, 5.00%, 07/01/32	1,150	1,250,731
Series A, 5.00%, 07/01/33	1,600	1,736,982
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	12,025	11,871,296
Series A, 5.25%, 01/01/54	10,000	10,551,380
Series B-2, 4.60%, 12/01/48	5,000	4,989,325
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	8,751,936
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(b)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,660,226
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,695,436
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	702,447
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,064,936
Series A, 5.00%, 12/01/34	1,380	1,447,853
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,965	2,203,518
Orange Beach Water Sewer & Fire
Protection Authority, RB, 4.00%, 05/15/30	510	548,135
Southeast Energy Authority A Cooperative District, RB(a)
Series A-2, 5.81%, 01/01/53	30,265	30,561,173
Series B-1, 5.00%, 05/01/53	9,375	9,660,216
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,164,326
(AGM), 5.00%, 11/01/30	2,000	2,108,236

		127,244,815

Arizona — 2.0%
Arizona Health Facilities Authority, Refunding RB, Series B, 5.00%, 02/01/33	1,810	1,811,792
Arizona Industrial Development Authority, RB(c)
4.00%, 07/01/29	590	555,639
4.50%, 07/01/29	765	739,362
4.00%, 07/01/30	555	517,417
Series A, 4.00%, 07/01/29	4,135	3,892,226
Arizona Sports & Tourism Authority, Refunding RB, Senior Lien, (BAM), 5.00%, 07/01/30	12,000	13,587,132
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.75%, 07/01/24(c)	165	165,241
Maricopa County Industrial Development Authority, Refunding RB 4.00%, 07/01/29(c)	855	818,106
Series A, 5.00%, 01/01/31	10,000	10,608,260

		32,695,175

Security	Par (000)	Value

California — 12.0%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(b)	$10,530	$8,177,514
Bay Area Toll Authority, RB, Class A, 5.23%, 04/01/36(a)	3,000	3,022,239
Bay Area Toll Authority, Refunding RB(a)
Series C, 4.43%, 04/01/56	4,500	4,609,499
Series E, 4.39%, 04/01/56	3,250	3,178,555
California Community Choice Financing Authority, RB(a)
5.34%, 12/01/53	6,750	6,718,511
Series A, 4.00%, 10/01/52	8,650	8,578,205
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,748,926
Series A, 5.00%, 11/15/33	1,855	2,028,059
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,625	3,387,934
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,214,952
California Municipal Finance Authority, RB, 4.00%, 10/01/23(d)	2,500	2,503,280
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,007,627
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,249,862
Series A, 5.00%, 07/01/31	1,050	1,092,828
California Pollution Control Financing Authority, RB, AMT, 4.10%, 11/01/42(a)(c)	3,940	3,940,000
California School Finance Authority, RB(c)
5.00%, 06/01/30	565	512,336
Series A, 5.00%, 06/01/29	280	281,016
Series A, 4.00%, 06/01/31	265	250,272
Series A, 5.00%, 06/01/32	1,100	1,097,285
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,273,091
Series A, AMT, 5.00%, 05/15/32	1,800	1,908,943
Series A, AMT, 5.00%, 05/15/33	675	715,304
Series A, AMT, 5.00%, 05/15/34	1,650	1,746,875
City of Los Angeles California, RB, 5.00%, 06/27/24	20,000	20,326,300
City of Los Angeles Department of Airports, ARB, AMT, 5.00%, 05/15/30	18,250	20,343,439
Compton Unified School District, GO, CAB(b)
Series B, (BAM), 0.00%, 06/01/33	1,000	699,162
Series B, (BAM), 0.00%, 06/01/34	1,125	751,533
Series B, (BAM), 0.00%, 06/01/35	1,000	634,055
Series B, (BAM), 0.00%, 06/01/36	1,000	596,952
El Camino Community College District Foundation, GO, CAB(b)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,497,105
Series C, Election 2002, 0.00%, 08/01/31	12,465	9,968,285
Series C, Election 2002, 0.00%, 08/01/32	17,435	13,522,638
Los Angeles Unified School District, GO, Series A, Election 2008, 4.00%, 07/01/33	3,000	3,085,284
Monterey Peninsula Community College District, Refunding GO, CAB(b)
0.00%, 08/01/30	3,500	2,755,743
0.00%, 08/01/31	5,940	4,521,100
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,210	2,363,385

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	$500	$526,986
Series A, AMT, 5.00%, 03/01/31	1,500	1,582,731
Series A, AMT, 5.00%, 03/01/32	1,000	1,056,902
Series A, AMT, 5.00%, 03/01/33	975	1,029,126
Series A, AMT, 5.00%, 03/01/34	1,250	1,317,044
Series A, AMT, 5.00%, 03/01/35	2,000	2,102,778
Poway Unified School District, GO(b)
Series A, Election 2008, 0.00%, 08/01/30	10,000	8,137,890
Series A, Election 2008, 0.00%, 08/01/32	12,500	9,179,213
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,063,834
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(b)	6,350	5,149,640
State of California, Refunding GO, 5.00%, 08/01/30	10,000	10,905,610
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	704,273
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(b)	7,505	6,107,487

		199,171,608

Colorado — 5.8%
Aspen Valley Hospital District, Refunding GO, 5.00%, 12/01/30	620	705,370
Central Platte Valley Metropolitan District, GO(d)
Series A, 5.13%, 12/01/23	700	703,933
Series A, 5.50%, 12/01/23	750	755,127
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/30	12,780	14,014,126
Series A, AMT, 5.00%, 12/01/33	25,000	26,706,425
Series D, AMT, 5.50%, 11/15/30	14,000	15,918,308
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(b)	1,000	766,872
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	2,500	2,493,750
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(c)	1,185	1,121,011
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,102,790
Series B, 2.63%, 05/15/29	2,100	1,871,879
Series D, 4.53%, 05/15/61(a)	7,695	7,807,893
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/37	3,000	3,007,542
E-470 Public Highway Authority, Refunding RB, Series B, 3.90%, 09/01/39(a)	1,475	1,469,898
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,547,705
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,553,611
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,398,337
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,556,502
Plaza Metropolitan District No. 1, Refunding TA(c)
4.00%, 12/01/23	1,000	994,831
4.10%, 12/01/24	5,080	4,988,651

Security	Par (000)	Value

Colorado (continued)
Plaza Metropolitan District No. 1, Refunding TA(c) (continued) 4.20%, 12/01/25	$5,280	$5,139,304
Tallyn’s Reach Metropolitan District No. 3, GO, 5.00%, 12/01/23(c)(d)	467	469,434

		96,093,299

Connecticut — 1.0%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,200,799
(SAP), 5.00%, 06/15/31	1,125	1,232,693
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(c)	370	356,849
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(c)	225	225,967
Series G-1, 5.00%, 07/01/28(c)	300	300,602
Series G-1, 5.00%, 07/01/29(c)	300	299,802
Series G-1, 5.00%, 07/01/30(c)	300	298,633
Series G-1, 5.00%, 07/01/32(c)	425	420,736
Series G-1, 5.00%, 07/01/34(c)	355	350,462
Series I-1, 5.00%, 07/01/35	400	423,730
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 07/01/30	3,500	3,996,937
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	7,703,073

		16,810,283

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/24	705	707,489
Series A, 5.00%, 07/01/25	805	810,655
Series A, 5.00%, 07/01/26	850	858,725
Series A, 5.00%, 07/01/27	890	899,710
Series A, 5.00%, 07/01/28	935	943,539
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,683,516
Series B, 1.25%, 10/01/40	500	470,880
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,213,810
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,276,860

		13,865,184

District of Columbia — 0.8%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	12,325	13,538,174

Florida — 6.1%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,018,127
Capital Trust Agency, Inc., RB(c)
Series A, 4.00%, 06/15/29	1,530	1,423,224
Series A-1, 3.38%, 07/01/31	1,810	1,671,330
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	1,765,660
Senior Lien, 5.00%, 07/01/33	2,750	3,013,455
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	3,929,584

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	$5,000	$5,421,045
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	6,890,646
County of Palm Beach Florida, RB, 5.00%, 04/01/29(c)	915	929,835
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(b)
Series B, 0.00%, 06/01/30	2,000	1,623,426
Series B, 0.00%, 06/01/31	1,295	1,016,558
Series B, 0.00%, 06/01/32	2,495	1,894,072
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,200,022
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(c)	7,430	7,027,205
AMT, 3.00%, 06/01/32	3,000	2,379,798
Florida Development Finance Corp., Refunding RB(c)
4.00%, 06/01/24	105	103,590
4.00%, 06/01/25	100	97,104
4.00%, 06/01/26	110	105,239
4.00%, 09/15/30	470	432,601
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	250	250,017
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/30	2,325	2,556,049
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(c)	540	504,471
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	351,537
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	933,383
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,015,055
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	13,130,030
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 05/15/31	410	373,236
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	19,820	20,124,257
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	923,824
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,468,567
St Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/25	180	174,111
4.00%, 12/15/28	200	185,427
4.00%, 12/15/29	215	196,425
4.00%, 12/15/30	195	175,774
4.00%, 12/15/31	205	182,579
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	507,552
Village Community Development District No. 15, SAB, 4.25%, 05/01/28(c)	730	729,771
Village Community Development District No. 5, Refunding SAB 3.50%, 05/01/28	4,705	4,695,684

Security	Par (000)	Value

Florida (continued)
Village Community Development District No. 5, Refunding SAB (continued)
4.00%, 05/01/33	$910	$909,928
4.00%, 05/01/34	1,990	1,989,689

		101,319,887

Georgia — 5.2%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,492,757
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,345,593
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,285,780
Series A, 5.00%, 05/15/30	8,000	8,245,200
Series A, 4.00%, 07/01/52(a)	3,500	3,482,101
Series A, 4.00%, 09/01/52(a)	15,000	14,720,835
Series A, 5.00%, 06/01/53(a)	11,185	11,612,837
Series B, 5.00%, 12/01/52(a)	20,190	20,877,914
Series C, 4.00%, 05/01/52(a)	5,360	5,278,785
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,602,648
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,163,560
Series A, 5.00%, 01/01/30	1,905	2,091,136
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,298,140
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,372,136

		86,869,422

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	522,233
Series F, 5.00%, 01/01/30	1,160	1,220,217
Series F, 5.00%, 01/01/31	1,250	1,319,430

		3,061,880

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(c)	155	150,676

Illinois — 9.9%
Chicago Board of Education, Refunding GO, Series C, 5.00%, 12/01/30	7,025	7,215,061
Chicago Housing Authority, RB, M/F Housing
Series A, 5.00%, 01/01/33	3,000	3,196,800
Series A, 5.00%, 01/01/35	1,500	1,593,750
Chicago Midway International Airport, Refunding RB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,022,140
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	4,999,270
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,403,464
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,118,926
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,075,052
Illinois Finance Authority, RB, 5.00%, 07/01/30	1,500	1,718,289
Illinois Finance Authority, Refunding RB 5.00%, 08/15/30	4,515	5,121,929
Series A, 4.00%, 11/01/24	425	416,389
Series A, 5.00%, 11/01/26	460	450,557
Series A, 5.00%, 11/01/28	1,745	1,683,279
Series A, 5.00%, 11/01/29	1,840	1,760,427

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB (continued)
Series A, 5.00%, 10/01/30	$1,000	$1,057,963
Series A, 5.00%, 11/01/30	1,935	1,837,588
Series A, 5.00%, 11/15/31	8,415	8,623,709
Series A, 4.00%, 10/01/32	1,000	1,020,726
Series A, 5.00%, 11/15/32	2,075	2,126,504
Series A, 4.00%, 02/01/33	12,850	12,856,541
Series A, 5.00%, 11/15/33	2,125	2,177,836
Series B, 5.00%, 08/15/30	3,205	3,408,950
Series B, 4.68%, 05/01/42(a)	1,750	1,722,886
Series C, 5.00%, 02/15/30	12,000	12,784,512
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	20,463,840
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,753,422
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,273,488
5.00%, 12/15/30	1,385	1,469,889
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	11,000	12,175,491
State of Illinois, GO
Series A, 5.00%, 12/01/26	10,805	11,337,870
Series A, 5.00%, 12/01/28	9,950	10,578,552
Series A, 5.00%, 03/01/32	1,500	1,659,627
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	7,545,650
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(c)	265	249,379

		164,899,756

Indiana — 1.1%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	10,934,570
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	165	166,404
Indiana Finance Authority, Refunding RB
Series A, 4.13%, 12/01/26	3,665	3,630,707
Series B, 4.28%, 03/01/39(a)	1,010	995,564
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,061,411
5.00%, 07/01/33	1,400	1,486,044

		18,274,700

Iowa(a) — 1.5%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42	2,750	2,694,299
PEFA, Inc., RB, 5.00%, 09/01/49	21,415	21,746,568

		24,440,867

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/24	1,550	1,545,631
City of Manhattan Kansas, RB
Series B-1, 2.88%, 06/01/28	375	336,208
Series B-2, 2.38%, 06/01/27	425	382,579

Security	Par (000)	Value

Kansas (continued)
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	$315	$300,765
City of Shawnee Kansas, RB, 4.00%, 08/01/31(c)	500	468,823
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,429,468

		4,463,474

Kentucky — 0.9%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,225	4,141,096
Kentucky Public Transportation Infrastructure
Authority, RB, CAB
Series B, 0.00%, 07/01/30(b)	1,230	886,210
Series C, Convertible, 6.40%, 07/01/33(e)	1,500	1,814,808
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,679,585

		14,521,699

Louisiana — 1.2%
City of Ruston Louisiana Sales Tax Revenue, RB
(AGM), 5.00%, 06/01/29	1,060	1,113,083
(AGM), 5.00%, 06/01/30	1,000	1,050,116
(AGM), 5.00%, 06/01/31	1,020	1,071,160
(AGM), 5.00%, 06/01/32	1,225	1,287,428
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	5,041,854
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,113,514
Louisiana Public Facilities Authority, RB(c)
Series A, 5.00%, 06/01/29	700	699,290
Series A, 5.00%, 04/01/30	520	495,557
Series A, 5.00%, 06/01/31	500	477,128
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,286,565
5.00%, 05/15/30	990	1,031,379
3.00%, 05/15/31	2,225	2,115,045
5.00%, 05/15/32	1,485	1,547,052
5.00%, 05/15/33	2,175	2,264,021

		20,593,192

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	770,388
5.00%, 01/01/34	305	336,772
4.00%, 01/01/35	1,000	1,023,412
Maine Turnpike Authority, RB
5.00%, 07/01/29	300	336,164
5.00%, 07/01/30	275	313,338

		2,780,074

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	165	164,940
4.90%, 07/01/30	1,315	1,318,444

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	$1,250	$1,251,982
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(c)	585	579,088
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,875,284
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,261,923
5.00%, 07/01/31	2,400	2,507,785
5.00%, 07/01/32	500	533,776
5.00%, 07/01/33	2,585	2,705,206
5.00%, 07/01/34	775	824,362
Series A, 5.00%, 01/01/31	2,865	2,946,928
Series A, 5.00%, 01/01/32	3,010	3,096,176
Series A, 5.00%, 01/01/33	3,165	3,255,722
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	4,998,680

		28,320,296

Massachusetts — 1.0%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	5,373,915
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, CAB, Series A, 0.00%, 07/01/32(b)	4,000	2,925,732
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,101,031
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,098,138
Series A, 5.00%, 01/01/33	1,500	1,555,162
Series A, 5.00%, 01/01/34	2,085	2,154,001
Series A, 5.00%, 01/01/35	2,000	2,055,882

		17,263,861

Michigan — 2.7%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	755,259
5.00%, 04/01/27	580	600,295
5.00%, 04/01/28	665	691,575
5.00%, 04/01/29	665	689,415
5.00%, 04/01/30	510	527,029
5.00%, 04/01/31	735	757,804
5.00%, 04/01/32	625	642,981
5.00%, 04/01/33	830	852,588
Michigan Finance Authority, Refunding RB
5.00%, 08/15/23(d)	2,105	2,106,177
5.00%, 04/15/30	4,000	4,518,492
4.73%, 04/15/47(a)	16,595	16,579,882
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	925,750
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/30	1,325	1,385,376
AMT, 5.00%, 12/31/32	2,000	2,096,172
AMT, 4.00%, 10/01/61(a)	3,690	3,658,259
Michigan Strategic Fund, Refunding RB 5.00%, 11/15/29	1,260	1,256,433

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, Refunding RB (continued)
5.00%, 11/15/34	$1,410	$1,376,411
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,183,718
Series A, 5.00%, 07/01/32	1,430	1,508,354
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	920,839

		44,032,809

Minnesota — 0.5%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,114,224
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	465	484,451
Series L, AMT, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	490	512,295
Sartell-St. Stephen Independent School District No. 748, GO, CAB(b)
Series B, 0.00%, 02/01/30	3,915	3,095,269
Series B, 0.00%, 02/01/31	2,190	1,669,737
Series B, 0.00%, 02/01/32	1,450	1,065,214

		7,941,190

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,380,500
Series A, (AGM), 5.00%, 03/01/31	1,595	1,665,367
Series A, (AGM), 5.00%, 03/01/32	2,000	2,090,126
Series A, (AGM), 5.00%, 03/01/33	1,275	1,331,285
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,623,241

		20,090,519

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/15/31	1,175	1,238,297
4.00%, 05/15/32	1,680	1,722,413
4.00%, 05/15/33	2,000	2,047,488
Series A, 4.00%, 11/15/33	2,010	2,012,103
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	905	762,162

		7,782,463

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	10,051,688

Nebraska — 0.0%
Elkhorn School District, GO 4.00%, 12/15/32	325	341,270
4.00%, 12/15/33	375	392,201

		733,471

Nevada — 0.4%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	5,000	5,131,960

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	$290	$291,685
Series A, 4.50%, 12/15/29(c)	485	469,395

		5,893,040

New Hampshire — 0.6%
New Hampshire Business Finance Authority,
Refunding RB 4.00%, 01/01/28	285	273,539
4.00%, 01/01/29	300	287,876
4.00%, 01/01/30	280	266,916
Class A, AMT, 4.36%, 10/01/33(a)	7,180	7,076,206
Series A, AMT, 4.00%, 11/01/27(c)	2,205	2,125,444

		10,029,981

New Jersey — 16.1%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	176,967
(AGM), 4.00%, 04/01/31	175	181,908
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(f)	480	484,607
New Jersey Economic Development Authority, ARB AMT, 5.25%, 09/15/29	6,500	6,516,250
Series A, AMT, 5.63%, 11/15/30	1,740	1,762,985
Series B, AMT, 5.63%, 11/15/30	1,315	1,328,036
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(c)	525	495,846
Series A, 4.00%, 07/01/29	335	329,339
Series A, 5.00%, 06/15/32	4,500	4,841,149
Series C, 5.00%, 06/15/32	3,600	3,872,920
Series DDD, 5.00%, 06/15/27(d)	2,000	2,161,078
Series QQQ, 5.00%, 06/15/30	600	670,513
AMT, 5.00%, 01/01/28	4,705	4,711,262
New Jersey Economic Development Authority, Refunding RB
(AGM),
5.00%, 06/01/28	1,000	1,051,781
5.00%, 01/01/29	2,280	2,223,584
(AGM), 5.00%, 06/01/30	1,500	1,581,518
(AGM), 5.00%, 06/01/31	1,750	1,845,183
(AGM), 4.00%, 06/01/32	2,125	2,153,766
Series MMM, 4.00%, 06/15/35	5,000	5,089,200
Sub-Series A, 4.00%, 07/01/32	9,855	9,937,082
Series A, AMT, 2.20%, 10/01/39(a)	4,000	3,461,416
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	4,779,930
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	5,906,798
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,542,093
5.00%, 07/01/29	4,150	4,353,623
5.00%, 07/01/30	3,500	3,670,177
Series A, 5.00%, 07/01/30	11,245	11,894,219
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	5,640,437
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,302,186
Series A, AMT, 4.00%, 12/01/32	900	930,054
Series A, AMT, 4.00%, 12/01/33	725	744,953

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, RB (continued)
Series A, AMT, 4.00%, 12/01/34	$360	$368,687
Series A, AMT, 4.00%, 12/01/35	360	367,446
Series B, AMT, 5.00%, 12/01/23	50	50,180
Series B, AMT, 5.00%, 12/01/30	5,000	5,426,215
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/23	215	215,774
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	10,165	9,774,074
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,369,858
Series AA, 5.25%, 06/15/28	4,500	4,655,299
Series BB, 5.00%, 06/15/30	1,500	1,640,831
Series C, (NPFGC), 0.00%, 12/15/30(b)	45,000	34,623,045
Series C, 5.25%, 06/15/32	10,000	10,257,010
Series D, 5.00%, 06/15/32	5,000	5,118,470
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	6,939,979
Series A, 5.00%, 12/15/30	21,325	23,319,890
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,330,680
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	510,271
State of New Jersey, GO, Series A, 4.00%, 06/01/30	26,000	28,001,428
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,973,253
Series A, 5.00%, 06/01/32	8,270	8,881,136
Township of Irvington New Jersey, Refunding GO, Series A, (AGM), 5.00%, 07/15/24(d)	3,450	3,504,396

		267,968,782

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	445,923
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	939,306
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, 3.75%, 09/01/31	100	100,536
Series A-1, AMT, 3.88%, 04/01/34	20	20,118
Series A-2, AMT, 3.80%, 11/01/32	100	100,600
Series A-2, AMT, 3.80%, 09/01/33	100	100,510

		1,706,993

New York — 5.3%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(c)	280	281,929
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	4,549,867
Series A, (AGM), 5.00%, 04/01/35	4,385	4,767,372
Genesee County Funding Corp., Refunding RB, Series A, 5.00%, 12/01/30	500	541,119
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	223,149
5.00%, 06/01/31	300	339,333
5.00%, 06/01/32	100	113,147
Metropolitan Transportation Authority, Refunding RB 2nd Sub Series, (AGM), 4.36%, 11/01/32(a)	2,875	2,862,885

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued) Sub-Series C-1, 5.00%, 11/15/34	$10,000	$10,606,550
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(b)	13,000	9,952,969
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,389,351
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	9,000	8,954,208
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,590	2,679,479
AMT, 5.00%, 01/01/31	5,000	5,176,920
Series A, AMT, 4.00%, 07/01/32	5,500	5,465,581
Series A, AMT, 4.00%, 07/01/33	6,000	5,919,606
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	13,140	13,065,233
AMT, 4.00%, 10/31/34	350	341,268
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	2,275	2,003,297
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/28	350	368,197
Series A, AMT, 5.00%, 12/01/29	235	249,517
Series A, AMT, 5.00%, 12/01/30	250	268,253
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,133,944

		88,253,174

North Carolina — 1.7%
City of Charlotte North Carolina, Refunding GO
Series A, 5.00%, 06/01/28	330	365,651
Series A, 5.00%, 06/01/29	350	396,721
Series A, 5.00%, 06/01/30	485	559,983
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	175	166,944
4.00%, 09/01/34	185	174,129
Series A, 4.00%, 10/01/27	600	588,353
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	1,500	1,494,978
North Carolina Turnpike Authority, Refunding RB, CAB, Series C, (SAP), 0.00%, 07/01/30(b)	550	409,398
University of North Carolina at Chapel Hill, Refunding RB(a)
Series A, 4.20%, 12/01/34	7,000	6,716,171
Series A, 4.20%, 12/01/41	17,845	17,697,047

		28,569,375

Ohio — 1.4%
Akron Bath Copley Joint Township Hospital District, Refunding RB, Class A, 5.00%, 11/15/30	1,010	1,136,994
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	467,150
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	6,000	5,858,112
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,156,109
4.00%, 09/01/30(a)	1,650	1,637,277
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,512,342

Security	Par (000)	Value

Ohio (continued)
Ohio State University, RB, Class A, 5.00%, 12/01/30 State of Ohio, RB	$3,320	$3,832,422
AMT, (AGM), 5.00%, 12/31/29	1,625	1,666,836
AMT, (AGM), 5.00%, 12/31/30	2,400	2,462,429

		22,729,671

Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,142,160
5.00%, 09/01/28	2,000	2,039,470
5.00%, 09/01/29	2,150	2,189,261
5.00%, 09/01/30	5,130	5,223,017
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,399,802

		13,993,710

Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,816,322
Oregon State Facilities Authority, Refunding RB, Series B, 5.00%, 06/01/30	4,750	5,247,809
Port of Morrow Oregon, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,267,311
Series D, 4.00%, 12/01/30	880	927,620

		15,259,062

Pennsylvania — 16.6%
Allegheny County Hospital Development Authority, RB, Series D2, 4.68%, 11/15/47(a)	5,205	5,308,715
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,269,109
Series A, 5.00%, 04/01/34	3,345	3,528,968
Series A, 5.00%, 04/01/35	1,000	1,049,609
Allentown City School District, Refunding GO,	4,000	4,361,976
Series B, (BAM SAW), 5.00%, 02/01/31
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/28(c)	835	851,156
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29	450	470,419
5.00%, 05/01/30	450	473,548
Bucks County Industrial Development Authority, RB	555	543,156
5.00%, 07/01/29
5.00%, 07/01/30	700	680,300
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,043,804
Series A, 5.00%, 10/01/32	1,450	1,554,088
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(c)	197	196,325
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,648,045
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	9,940,646
(AGM), 4.00%, 08/01/32	6,000	6,167,610
Series A, 5.00%, 08/01/30	4,500	4,851,382
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	3,872,917

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	$6,000	$6,448,020
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	7,297,234
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	570	570,976
5.00%, 01/01/30	1,285	1,287,220
5.00%, 01/01/32	1,510	1,516,152
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,325,648
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/25(d)	825	853,033
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,251,300
Series A-2, 5.00%, 02/15/34	1,750	1,857,445
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,501,140
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	155,818
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	15,000	14,573,970
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,741,786
4.00%, 09/01/36	1,500	1,486,207
Series A, 5.00%, 09/01/31	1,750	1,875,207
Series A, 5.00%, 09/01/32	1,315	1,407,952
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	1,898,914
4.10%, 04/01/53(a)	7,905	8,058,673
Series A, 5.25%, 01/15/25(d)	3,250	3,342,531
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/23(d)	10,000	10,005,590
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,870,421
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	2,500	2,777,190
AMT, 5.00%, 12/31/29	8,750	9,141,242
AMT, 5.00%, 06/30/30	3,500	3,772,037
AMT, 5.00%, 12/31/30	13,100	13,422,063
AMT, 5.00%, 12/31/34	16,500	16,844,800
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	4,744,881
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	8,377,085
Pennsylvania Higher Educational Facilities Authority, Refunding RB 5.00%, 05/01/30	425	445,970
5.00%, 05/01/31	1,275	1,337,944
4.00%, 05/01/32	3,000	2,607,897
5.00%, 05/01/32	1,750	1,836,443
5.00%, 05/01/33	3,320	3,484,081
5.00%, 05/01/35	1,000	1,047,086
Pennsylvania Housing Finance Agency, RB, S/F Housing Series 137, 1.90%, 04/01/30	1,625	1,459,412

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing (continued)
Series 137, 1.95%, 10/01/30	$875	$779,430
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	9,000	8,508,699
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	900,186
Series B, 5.00%, 12/01/30	620	708,414
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,194,742
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,339,362
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,259,564
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,072,843
2nd Series, 5.00%, 12/01/35	2,005	2,131,736
2nd Sub Series, 5.00%, 12/01/33	1,815	1,946,032
2nd Sub Series, 5.00%, 12/01/34	1,500	1,604,262
Series B, 5.00%, 12/01/30	330	377,059
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,275,836
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	300	283,899
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	896,680
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	449,410
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	231,599
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,657,650
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	490,413
Series A, (GTD), 4.00%, 07/01/33	440	447,608
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	126,249
Series A, 4.00%, 11/15/28	105	101,475
Series A, 4.00%, 11/15/29	140	133,638
Series A, 4.00%, 11/15/30	190	180,232
Series A, 4.00%, 11/15/31	200	188,583
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,551,441
(BAM), 5.00%, 08/15/31	5,000	5,375,650
(BAM), 5.00%, 08/15/32	17,945	19,283,177

		274,931,010

Puerto Rico — 4.6%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.63%, 07/01/29	1,534	1,637,118
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	14,055	11,009,352
Series A-1, Restructured, 0.00%, 07/01/31	38,523	27,644,220
Series A-1, Restructured, 0.00%, 07/01/33	43,149	28,233,512
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,123,003
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,233,309

		76,880,514

Rhode Island — 1.0%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,546,023

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	$1,950	$2,097,344
Series A, AMT, 5.00%, 12/01/30	1,300	1,415,568
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,768,312
Series A, 5.00%, 06/01/29	4,500	4,539,447
Series A, 5.00%, 06/01/30	4,215	4,252,037

		16,618,731

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,454,250
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,102,383

		13,556,633

Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	1,973,526
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,282,682
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,363,487
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	6,000	5,944,026
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,190,475

		20,754,196

Texas — 13.5%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	3,030	2,787,694
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(d)	4,275	4,414,544
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	12,719,675
Series C, 5.00%, 08/15/33	14,000	14,249,102
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,194,346
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,032,796
City of Houston Texas Airport System Revenue, ARB
AMT, 5.00%, 07/15/28	3,000	3,052,998
Series B-1, AMT, 5.00%, 07/15/30	1,900	1,913,868
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,688,058
AMT, 4.75%, 07/01/24	3,135	3,137,474
AMT, 5.00%, 07/01/29	9,000	9,018,153
Series C, AMT, 5.00%, 07/15/27	2,000	2,032,094
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,308,619
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,765,275
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,652,424

Security	Par (000)	Value

Texas (continued)
Clifton Higher Education Finance Corp., Refunding RB
Series A, (PSF), 4.00%, 08/15/31	$1,250	$1,269,332
Series A, 3.95%, 12/01/32	1,800	1,706,341
County of Nueces Texas, Refunding GO 4.00%, 02/15/33	1,165	1,217,959
4.00%, 02/15/35	725	750,041
Dallas Fort Worth International Airport, Refunding RB 5.00%, 11/01/32	5,000	5,700,550
Series A, AMT, 5.25%, 11/01/29	6,000	6,011,184
DeSoto Independent School District, Refunding GO, (PSF), 5.00%, 08/15/30	3,980	4,436,188
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	495,514
Series B, 6.38%, 01/01/33	40	39,982
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,111,098
Series A, 5.00%, 01/01/33	1,090	1,004,400
Series A, 5.00%, 06/01/33	3,000	2,772,708
Leander Independent School District, Refunding GO, CAB(b)
Series D, (PSF), 0.00%, 08/15/24(d)	4,610	2,962,441
Series D, (PSF), 0.00%, 08/15/31	1,200	850,471
Series D, (PSF), 0.00%, 08/15/32	1,875	1,267,927
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/26	430	447,837
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	26,616,828
Series B-2, 4.00%, 06/01/30	12,995	12,978,639
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	9,990,690
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(d)	21,370	15,153,823
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(c)	3,805	3,693,019
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(c)	335	322,156
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	3,000	3,094,107
Spring Branch Independent School District, GO, (PSF), 3.00%, 02/01/33	5,000	4,932,825
Tarrant County Cultural Education Facilities Finance Corp., RB Class F, 5.00%, 11/15/52(a)	3,585	3,987,474
Series B, 5.00%, 07/01/35	6,000	6,404,070
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,007,595
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	16,435	17,017,851
5.00%, 12/15/32	5,000	5,217,275

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	$1,650	$1,707,597
Texas Water Development Board, RB, 5.00%, 10/15/30	3,850	4,402,202

		223,537,244

Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, RB,
Series A, AMT, 5.00%, 07/01/30(g)	2,980	3,246,662
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,148,525

		8,395,187

Virginia — 0.9%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	485,597
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(d)	2,000	2,010,794
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(c)	1,000	882,672
Loudoun County Economic Development Authority, RB, Series B, 4.02%, 02/15/38(a)	10,000	10,000,000
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	1,650	1,608,659

		14,987,722

Washington — 2.3%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.21%, 01/01/40(a)	5,750	5,686,607
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	7,017,123
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,275,754
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	10,085,002
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,240	4,093,970
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,000,015
5.00%, 07/01/33	1,320	1,320,112
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,039,828
Series A, 5.00%, 01/01/32	1,140	1,186,039

		37,704,450

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,072,245
Series A, 5.00%, 06/01/33	1,100	1,166,820

		3,239,065

Wisconsin — 2.9%
Public Finance Authority, RB(c)
4.00%, 06/15/30	1,520	1,350,514
5.00%, 01/01/31	650	637,556
Class A, 5.00%, 06/15/31	720	695,258
Series A, 4.00%, 07/15/29	575	539,221
Series A, 4.00%, 03/01/30	1,305	1,223,875
Series A, 3.75%, 06/01/30	345	316,964
Public Finance Authority, Refunding RB 4.00%, 09/01/29(c)	325	283,558

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB (continued)
Class A, 3.00%, 12/01/26	$250	$239,498
Class C, 4.00%, 10/01/41(a)	7,000	7,043,603
AMT, 2.63%, 11/01/25	3,000	2,879,736
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,834,716
Series B, AMT, 5.25%, 07/01/28	1,780	1,779,907
State of Wisconsin, GO, Series A, 4.40%, 05/01/25(a)	12,160	12,217,711
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/35	2,500	2,737,690
Series C-4, 4.63%, 08/15/54(a)	8,200	8,229,520
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA ), 3.00%, 09/01/32	7,265	6,658,220

		48,667,547

Total Municipal Bonds — 136.8% (Cost: $2,306,925,511)		2,270,686,549

Municipal Bonds Transferred to Tender Option Bond Trusts(h)(i)

Colorado — 0.6%
City & County of Denver Colorado Airport System
Revenue, Refunding RB
Series A, AMT, 4.25%, 11/15/31	8,085	8,085,653
Series A, AMT, 4.25%, 11/15/32	2,230	2,230,312

		10,315,965

Florida — 5.7%
County of Broward Florida Airport System Revenue, RB
Series Q-1, 4.00%, 10/01/29	17,200	17,205,072
Series Q-1, 4.00%, 10/01/30	18,095	18,100,364
Series Q-1, 4.00%, 10/01/31	18,820	18,825,571
Series Q-1, 4.00%, 10/01/32	19,575	19,580,788
Series Q-1, 4.00%, 10/01/33	20,355	20,361,028

		94,072,823

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.3% (Cost: $104,359,981)		104,388,788

Total Long-Term Investments — 143.1% (Cost: $2,411,285,492)		2,375,075,337

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(j)(k)	88,184,293	$88,184,293

Total Short-Term Securities — 5.3% (Cost: $88,180,176)		88,184,293

Total Investments — 148.4% (Cost: $2,499,465,668)		2,463,259,630

Other Assets Less Liabilities — 1.0%		17,053,814

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(70,305,480)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.2)%		(749,767,817)

Net Assets Applicable to Common Shares — 100.0%		$1,660,240,147

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is $71,728,412. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$53,019,664	$35,199,272	(a)	$—	$(37,651)	$3,008	$88,184,293	88,184,293	$1,775,783	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,270,686,549	$—	$2,270,686,549
Municipal Bonds Transferred to Tender Option Bond Trusts	—	104,388,788	—	104,388,788
Short-Term Securities
Money Market Funds	88,184,293	—	—	88,184,293

	$88,184,293	$2,375,075,337	$—	$2,463,259,630

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(69,569,982)	$—	$(69,569,982)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(819,569,982)	$—	$(819,569,982)

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 125.7%

Corporate — 1.9%
California Community Choice Financing Authority, RB(a)
5.00%, 12/01/53	$6,670	$6,905,865
Series C, 5.25%, 01/01/54	11,500	12,022,456
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	4,000	4,012,040

		22,940,361

County/City/Special District/School District — 50.1%
California Municipal Finance Authority, RB
5.00%, 06/01/43	2,000	2,120,584
5.00%, 06/01/48	24,500	25,696,482
California Statewide Communities Development Authority, SAB
Series B, 5.00%, 09/02/52	1,785	1,665,919
Series C, 4.00%, 09/02/50	7,840	6,407,491
Chabot-Las Positas Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	1,500	1,502,028
Chaffey Joint Union High School District, GO, Series G, Election 2012, 4.00%, 08/01/52	15,390	15,191,069
Chaffey Joint Union High School District, GO, CAB(b)
Series C, Election 2012, 0.00%, 08/01/32	500	360,249
Series C, Election 2012, 0.00%, 08/01/33	1,000	688,035
Series C, Election 2012, 0.00%, 08/01/34	1,015	667,003
Series C, Election 2012, 0.00%, 08/01/35	1,090	682,890
Series C, Election 2012, 0.00%, 08/01/36	1,000	596,334
Series C, Election 2012, 0.00%, 08/01/37	1,300	736,892
Series C, Election 2012, 0.00%, 08/01/38	1,255	673,147
Series C, Election 2012, 0.00%, 08/01/39	1,500	765,799
Series C, Election 2012, 0.00%, 08/01/40	3,705	1,801,412
Series C, Election 2012, 0.00%, 08/01/41	610	281,266
Series C, Election 2012, 0.00%, 02/01/42	700	314,070
Chino Valley Unified School District, GO, Series B, (AGM-CR), 3.38%, 08/01/50	5,000	4,174,435
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,600	1,603,181
City of Sacramento California Transient Occupancy Tax Revenue, RB
Series A, 5.00%, 06/01/43	1,230	1,285,581
Series A, 5.00%, 06/01/48	3,750	3,875,940
Clovis Unified School District, GO, Series B, Election 2020, 5.00%, 08/01/47	8,050	8,727,375
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(c)	15,000	15,182,025
El Monte City School District, GO, Series B, Election 2014, 5.50%, 08/01/46	4,265	4,466,538
Elk Grove Unified School District, GO, Election 2016, 4.00%, 08/01/46	10,000	10,023,880
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	4,320	4,238,127
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	21,300	21,301,960
Fowler Unified School District, GO, Series A, Election 2016, (BAM), 5.25%, 08/01/46	3,700	3,915,777
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	5,000	4,991,245

Security	Par (000)	Value

County/City/Special District/School District (continued)
Fremont Union High School District, Refunding GO, 4.00%, 08/01/40	$2,500	$2,512,127
Fresno Unified School District, Refunding GO, Series B, 4.00%, 08/01/46	6,900	6,903,257
Garden Grove Unified School District, GO, Series C, Election 2010, 5.25%, 08/01/23(c)	2,725	2,725,000
Gilroy Unified School District, GO, Election 2016, 4.00%, 08/01/48	9,500	9,442,316
Glendale Community College District, GO, Series A, Election 2016, 4.00%, 08/01/46	8,000	7,932,768
Glendale Community College District, GO, CAB(b)
Series B, 0.00%, 08/01/41	2,465	1,124,979
Series B, 0.00%, 08/01/42	2,650	1,143,141
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	4,000	4,003,560
Hayward Unified School District, Refunding GO, (BAM), 4.00%, 08/01/43	6,500	6,532,584
Indio Finance Authority, Refunding RB
Series A, (BAM), 5.25%, 11/01/47	2,225	2,467,623
Series A, (BAM), 5.25%, 11/01/52	7,000	7,726,691
Kern Community College District, GO(c)
Series C, 5.25%, 11/01/23	11,430	11,487,630
Series C, 5.75%, 11/01/23	12,085	12,160,640
Los Alamitos Unified School District, Refunding GO, 5.25%, 08/01/23(c)	3,700	3,700,000
Los Angeles County Facilities, Inc., RB
Class A, 5.00%, 12/01/51	4,760	5,023,309
Series A, 5.00%, 12/01/43	13,345	14,262,349
Series A, 4.00%, 12/01/48	11,000	10,753,512
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/39	2,135	2,298,076
Los Angeles County Public Works Financing Authority, Refunding RB, Series F, 4.00%, 12/01/46	7,890	7,973,910
Los Angeles Unified School District, GO
Series C, 4.00%, 07/01/39	5,875	6,033,925
Series RYQ, 4.00%, 07/01/44	23,975	24,048,052
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	5,384,247
Mount San Antonio Community College District, Refunding GO
Series A, Election 2008, 5.00%, 08/01/23(c)	4,500	4,500,000
Series 2018-A, Election 2018, 4.00%, 08/01/49	10,000	9,787,650
Napa Valley Unified School District, GO, Series C, (AGM), 4.00%, 08/01/44	5,250	5,246,456
Natomas Unified School District, GO, Election 2014, (BAM), 4.00%, 08/01/42	5,000	5,025,065
Newport Mesa Unified School District, Refunding GO, CAB, 0.00%, 08/01/45(b)	8,485	3,208,730
Oak Grove School District, GO, Series A-1, 5.00%, 08/01/52	5,615	6,154,736
Oceanside Unified School District, GO, Series E, Election 2008, 4.00%, 08/01/48	3,275	3,269,937
Orange County Local Transportation Authority Sales Tax Revenue, RB, 5.00%, 02/15/41	8,000	8,792,720
Oxnard Union High School District, GO
Series C, Election 2018, 4.00%, 08/01/44	2,150	2,164,420
Series C, Election 2018, 4.00%, 08/01/47	16,750	16,734,774
Peralta Community College District, GO, Series B, 5.50%, 08/01/52	2,500	2,884,295

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Perris Union High School District, GO, Series B, Election 2012, (BAM), 5.25%, 09/01/39	$2,715	$2,853,017
Redwood City Public Facilities & Infrastructure Authority, RB, BAB, 3.00%, 06/01/46	3,810	3,026,588
Redwood City School District, GO, Series C, 4.00%, 08/01/44	3,000	3,026,607
Rio Elementary School District, GO, Series A, Election 2014, (AGM), 5.25%, 08/15/25(c)	5,865	6,129,048
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,572,679
Series A, (BAM), 5.00%, 09/01/41	3,000	3,114,750
San Benito High School District, GO, Election 2016, 4.00%, 08/01/48	5,000	4,944,460
San Diego County Regional Transportation Commission, Refunding RB, Series A, 4.00%, 04/01/48	1,085	1,095,489
San Diego Unified School District, GO
Series F-2, 4.25%, 07/01/52	6,270	6,345,654
Series I, Election 2012, 4.00%, 07/01/47	19,155	18,863,882
San Diego Unified School District, GO, CAB(b)
Series K-2, 0.00%, 07/01/38	2,755	1,483,372
Series K-2, 0.00%, 07/01/39	3,340	1,708,607
Series K-2, 0.00%, 07/01/40	4,285	2,090,193
San Francisco Bay Area Rapid Transit District, GO
Class D1, Election 2016, 4.25%, 08/01/52	16,500	16,730,059
Series A, Election 2016, 4.00%, 08/01/42	6,000	6,070,692
Series D-1, Election 2016, 4.00%, 08/01/47	9,175	8,960,195
San Jacinto Unified School District, GO
Election 2016, 4.00%, 08/01/42	3,960	4,020,093
Election 2016, 4.00%, 08/01/43	1,095	1,108,106
San Leandro Unified School District, GO, Series B, 5.25%, 08/01/48	3,000	3,293,667
San Luis Obispo County Community College District, Refunding GO, Series A, Election 2014, 4.00%, 08/01/40	13,170	13,298,684
San Mateo Joint Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	13,940,049
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/43	6,355	6,417,146
Santa Clara Unified School District, GO, Election 2018, 4.00%, 07/01/48	15,000	15,024,000
Santa Clarita Community College District, GO, Election 2016, 5.25%, 08/01/45	4,000	4,555,304
Santa Monica-Malibu Unified School District, GO, 4.00%, 08/01/44	9,360	9,412,856
Santa Rosa High School District, GO
Series A, Election 2022, 4.00%, 08/01/46	3,500	3,476,564
Series A, Election 2022, 4.00%, 08/01/49	7,050	6,973,952
Simi Valley Unified School District, GO, Series C, 4.00%, 08/01/50	3,115	3,088,831
Solano County Community College District, GO, Series C, Election 2012, 4.00%, 08/01/46	11,435	11,488,036
South San Francisco Public Facilities Financing Authority, RB
Class A, 4.00%, 06/01/42	500	504,403
Class A, 5.25%, 06/01/46	750	821,409
South San Francisco Unified School District, GO, 4.00%, 09/01/52	20,000	19,669,920

Security	Par (000)	Value

County/City/Special District/School District (continued)
Southwestern Community College District, GO, Series D, 3.00%, 08/01/41	$7,370	$6,336,910
Val Verde Unified School District, GO, Series C, Election 2020, (AGM), 4.00%, 08/01/49	5,000	4,846,100
Ventura Unified School District, GO
Series A, Election 2022, 4.00%, 08/01/48	2,000	1,976,470
Series A, Election 2022, 4.00%, 08/01/52	3,960	3,901,293
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,310,053
West Contra Costa Unified School District, GO(c)
Series B, Election 2010, 5.50%, 08/01/23	6,195	6,195,000
Series A, Election 2012, 5.50%, 08/01/23	7,500	7,500,000

		606,519,351

Education — 11.7%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/48	10,000	10,379,460
Series U-7, 5.00%, 06/01/46	7,525	8,953,410
California Enterprise Development Authority, RB(d)
8.00%, 11/15/62	1,760	1,723,902
Series A, 5.00%, 07/01/50	600	532,180
California Municipal Finance Authority, RB
4.00%, 10/01/51	1,150	967,448
Series A, 5.50%, 08/01/34(d)	425	426,082
Series A, 5.00%, 10/01/39(d)	680	643,328
Series A, 5.00%, 10/01/49(d)	1,145	1,022,121
Series A, 5.00%, 10/01/57(d)	2,255	1,953,346
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	290	279,465
5.00%, 08/01/48	350	316,805
California School Finance Authority, RB
5.00%, 08/01/52(d)	1,875	1,842,652
5.00%, 08/01/61(d)	5,315	5,149,002
Series A, 6.00%, 07/01/33	1,500	1,501,266
Series A, 5.00%, 06/01/39(d)	740	723,150
Series A, 6.30%, 07/01/43	3,000	3,003,696
Series A, 5.00%, 07/01/49(d)	1,850	1,880,919
Series A, 4.00%, 06/01/51(d)	800	603,770
Series A, 5.00%, 06/01/58(d)	9,215	8,108,670
Series A, 5.00%, 07/01/59(d)	2,565	2,486,352
Series A, 4.00%, 06/01/61(d)	1,300	933,590
Series A, (NGFGC), 5.00%, 06/01/61(d)	820	714,880
Series B, 4.00%, 07/01/45(d)	1,035	875,037
California School Finance Authority, Refunding RB(d)
5.50%, 08/01/43	420	427,801
5.00%, 08/01/46	1,145	1,141,296
5.50%, 08/01/47	400	402,757
5.88%, 06/01/53	700	690,290
Series A, 5.00%, 07/01/36	755	763,074
California State University, RB, Series C, 4.00%, 11/01/45	1,750	1,705,996
California State University, Refunding RB
Series A, 4.00%, 11/01/45	3,400	3,389,552
Series A, 5.00%, 11/01/47	13,430	14,054,804
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,095,876
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,279,695

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Hastings Campus Housing Finance Authority, RB(d)
Series A, 5.00%, 07/01/45	$1,115	$958,900
Series A, 5.00%, 07/01/61	9,360	7,276,071
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	14,000	13,987,820
Series BE, 4.00%, 05/15/50	5,570	5,598,123
Series BH, 4.00%, 05/15/51	15,000	15,051,660
Series D, 5.50%, 05/15/58	4,000	4,307,068
Series Q, 3.00%, 05/15/51	13,000	10,116,769

		141,268,083

Health — 8.6%
California Health Facilities Financing Authority, RB
5.00%, 11/15/56	9,000	9,297,630
Series A, 4.00%, 11/15/42	7,950	7,971,012
California Health Facilities Financing Authority, Refunding RB
(BAM-TCRS), 4.00%, 08/15/48	5,005	4,993,523
(AGM-CR), 3.00%, 08/15/51	13,975	11,238,388
Series A, 4.00%, 03/01/39	895	870,634
Series A, 4.00%, 03/01/43	1,315	1,230,653
Series A, 4.00%, 04/01/45	3,570	3,398,851
Series A, 5.00%, 11/15/48	7,280	7,609,879
Series B, 5.00%, 11/15/26(c)	3,385	3,631,953
Sub-Series A-2, 5.00%, 11/01/47	7,400	8,409,271
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/37	3,110	3,213,603
Series A, 5.00%, 11/01/39(d)	600	596,110
Series A, 5.00%, 02/01/47	9,250	9,379,750
California Statewide Communities Development Authority, RB
4.25%, 01/01/43	3,450	3,349,539
4.00%, 08/01/45	5,000	4,231,465
4.00%, 07/01/48	4,000	3,943,080
California Statewide Communities Development Authority, Refunding RB
4.00%, 04/01/42	5,600	5,372,220
4.00%, 04/01/47	3,975	3,659,560
5.00%, 03/01/48	5,000	5,076,415
Series A, 4.00%, 12/01/57	6,500	5,921,129

		103,394,665

Housing — 6.4%
California Community Housing Agency, RB, M/F Housing(d)
Series A, 5.00%, 04/01/49	8,270	6,860,742
Series A-2, 4.00%, 02/01/50	1,155	857,525
Series A-2, 4.00%, 08/01/51	6,380	4,077,241
California Housing Finance Agency, RB, M/F Housing
Series 2021-1, Class A, 3.50%, 11/20/35	14,481	13,533,689
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	18,084	18,061,594
CMFA Special Finance Agency VII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	1,035	684,014
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	4,350	2,832,916
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A-1, 3.00%, 12/01/56	2,315	1,503,065
Series A-2, 4.00%, 08/01/45	240	196,830

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/46	$695	$539,632
2.80%, 03/01/47	2,555	1,923,974
4.00%, 08/01/56	6,645	4,916,821
4.00%, 10/01/56	1,000	824,871
4.00%, 12/01/56	765	542,626
3.25%, 04/01/57	3,675	2,528,981
4.00%, 05/01/57	5,660	3,889,326
Series A, 3.00%, 09/01/56	1,475	979,431
Series A, 4.00%, 06/01/58	6,480	5,046,099
Series A-2, 3.00%, 02/01/57	1,625	1,081,286
Senior Lien, 3.13%, 06/01/57	2,705	1,851,859
Series A, Senior Lien, 4.00%, 12/01/58	1,525	1,174,250
Series B, Sub Lien, 4.00%, 12/01/59	575	395,072
Santa Clara County Housing Authority, RB, M/F Housing, Series A, AMT, 6.00%, 08/01/41	3,500	3,502,040

		77,803,884

State — 10.5%
California State Public Works Board, RB
Series B, 4.00%, 05/01/46	13,180	13,226,987
Series D, 4.00%, 05/01/44	4,675	4,705,878
Series D, 4.00%, 05/01/47	4,325	4,264,338
Series I, 5.50%, 11/01/33	4,590	4,617,003
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	570	512,045
Series B, 4.00%, 09/02/50	690	564,064
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	1,060	1,081,514
4.00%, 09/02/50	760	631,470
Series C, 5.00%, 09/02/39	850	889,502
City of Roseville California, ST, 4.00%, 09/01/50	1,000	844,445
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	6,500	6,556,394
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,029,382
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/43	20,000	20,925,160
San Marcos Redevelopment Agency Successor
Agency, Refunding TA
Series A, 5.00%, 10/01/32	1,700	1,774,584
Series A, 5.00%, 10/01/33	1,125	1,174,376
State of California, GO, 4.00%, 03/01/46	4,000	4,020,916
State of California, Refunding GO
4.00%, 10/01/37	9,385	9,784,435
4.00%, 10/01/39	10,000	10,241,690
4.00%, 11/01/45	5,000	5,015,320
4.00%, 03/01/46	9,570	9,646,522
5.25%, 09/01/47	6,940	7,860,924
4.00%, 10/01/50	3,000	2,990,511
3.00%, 04/01/52	5,590	4,355,197
5.00%, 09/01/52	5,000	5,508,980

		127,221,637

Tobacco — 2.0%
California County Tobacco Securitization Agency,Refunding RB
5.00%, 06/01/50	520	522,069

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
California County Tobacco Securitization Agency, Refunding RB (continued)	$755	$691,528
Series A, 4.00%, 06/01/49
California County Tobacco Securitization Agency, Refunding RB, CAB(b) 0.00%, 06/01/55	7,575	1,376,196
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,524,167
California Statewide Financing Authority, RB, Series L, 0.00%, 06/01/55(b)(d)	57,200	3,342,997
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/28(c)	5,390	6,003,457
Series B, 5.00%, 06/01/51	5,000	5,211,705
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(b)	5,030	539,548
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	25,600	4,593,562

		23,805,229

Transportation — 23.5%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	3,000	3,143,929
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	28,750	28,504,682
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	6,650,826
AMT, Senior Lien, 4.00%, 12/31/47	21,415	19,219,620
City of Los Angeles Department of Airports, ARB
Series A, AMT, 4.00%, 05/15/49	5,000	4,853,575
Series B, AMT, 5.00%, 05/15/41	8,500	8,689,201
Series B, AMT, 5.00%, 05/15/46	16,280	16,530,793
Series D, AMT, 5.00%, 05/15/35	4,000	4,127,772
Series E, AMT, 5.00%, 05/15/44	7,000	7,537,775
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,373,490
Series C, AMT, Subordinate, 5.00%, 05/15/44	6,725	6,973,993
City of Los Angeles Department of Airports, RB, Series A, AMT, 5.00%, 05/15/45	5,000	5,281,060
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45	1,940	2,097,924
AMT, 5.25%, 05/15/47	2,250	2,426,551
AMT, Subordinate, 4.00%, 11/15/31(c)	115	122,298
AMT, Subordinate, 4.00%, 05/15/41	4,190	4,168,778
AMT, Subordinate, 5.00%, 05/15/46	5,980	6,350,951
City of Los Angeles Department of Airports, Refunding
RB, AMT, Subordinate, 5.25%, 05/15/48	4,500	4,904,406
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	5,000	5,205,800
Sub-Series B, 5.00%, 07/01/41	3,000	3,110,865
Series C, AMT, 5.00%, 07/01/38	3,000	3,163,848
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	10,000	8,339,270
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,211,738
Series A, AMT, 5.00%, 03/01/41	11,250	11,586,206
Series A, AMT, 5.00%, 03/01/47	13,440	13,696,798

Security	Par (000)	Value

Transportation (continued)
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	$200	$201,317
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/42	6,485	6,749,731
Series B, AMT, Subordinate, 5.00%, 07/01/56	6,855	7,149,806
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	30,660	31,684,513
Series A, AMT, 5.00%, 05/01/40	3,785	3,808,683
Series A, AMT, 5.00%, 05/01/44(e)	9,660	9,939,715
Series A, AMT, 5.00%, 05/01/47	14,220	14,627,744
Series E, AMT, 5.00%, 05/01/45	2,515	2,637,133
Series E, AMT, 5.00%, 05/01/50	12,635	13,080,017
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series 2020, AMT, 4.00%, 05/01/39	6,800	6,802,190
Series A, AMT, 5.00%, 05/01/52	5,500	5,750,047

		284,703,045

Utilities — 11.0%
Beaumont Public Improvement Authority, RB, Series A, (AGM), 5.00%, 09/01/49	6,000	6,303,396
California Infrastructure & Economic Development Bank, RB, 4.00%, 10/01/44	11,370	11,560,277
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	8,450	8,350,104
City of Riverside California Water Revenue, RB
Series A, 5.00%, 10/01/47	1,500	1,680,045
Series A, 5.00%, 10/01/52	2,250	2,496,584
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	26,935	26,624,332
East Bay Municipal Utility District Water System Revenue, RB
Series A, 5.00%, 06/01/49	11,190	12,052,771
Series B, 4.00%, 06/01/45	6,500	6,513,416
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series C, 5.00%, 07/01/47	3,600	3,979,091
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/43	2,350	2,635,165
Mountain House Public Financing Authority, RB, Series A, (BAM), 4.00%, 12/01/50	4,500	4,371,368
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 4.00%, 08/01/52	13,750	13,653,888
Series A, AMT, 4.00%, 08/01/45	5,925	5,938,793
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB, Series B, 4.00%, 11/01/51	3,500	3,471,668
San Jose Financing Authority, Refunding RB, Series B, 5.00%, 11/01/52	16,000	17,701,344
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	5,000	5,048,440

		132,380,682

Total Municipal Bonds in California		1,520,036,937

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 5.1%

State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$13,134	$12,410,120
Series A-1, Restructured, 5.00%, 07/01/58	16,591	16,187,407
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,273,272
Series A-2, Restructured, 4.33%, 07/01/40	5,766	5,453,615
Series B-1, Restructured, 4.75%, 07/01/53	1,583	1,495,394
Series B-1, Restructured, 5.00%, 07/01/58	8,899	8,685,433
Series B-2, Restructured, 4.33%, 07/01/40	7,022	6,628,284
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,444,682
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	26,291	7,411,880

Total Municipal Bonds in Puerto Rico		61,990,087

Total Municipal Bonds — 130.8%
(Cost: $1,582,547,162)		1,582,027,024

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 14.3%

County/City/Special District/School District — 2.1%
Livermore Valley Joint Unified School District, GO, 4.00%, 08/01/46	15,000	15,026,460
Marin Healthcare District, GO, Election 2013, 4.00%, 08/01/45	10,000	10,005,060

		25,031,520

Education — 3.4%
California State University, Refunding RB, Series A, 4.00%, 11/01/45	7,980	7,955,480
Oakland Unified School District, GO, Series A, 4.00%, 08/01/46	14,530	14,432,409
University of California, Refunding RB
Series AZ, 5.00%, 05/15/48	12,000	12,769,540
Series Q, 4.00%, 05/15/51	6,000	5,910,510

		41,067,939

Health — 7.6%
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 4.00%, 11/01/44	31,000	30,572,836
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	56,410	61,687,132

		92,259,968

Security	Par (000)	Value

Utilities — 1.2%
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, 4.00%, 10/01/51	$14,595	$14,597,353

Total Municipal Bonds in California		172,956,780

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.3% (Cost: $171,634,103)		172,956,780

Total Long-Term Investments — 145.1% (Cost: $1,754,181,265)		1,754,983,804

	Shares

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 3.00%(g)(h)	61,939,701	61,896,344

Total Short-Term Securities — 5.1%
(Cost: $61,889,102)		61,896,344

Total Investments — 150.2%
(Cost: $1,816,070,367)		1,816,880,148
Other Assets Less Liabilities — 1.6%		20,300,007
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.3)%		(100,954,078)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.5)%		(526,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,209,826,077

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$23,054,296	$38,822,482	(a)	$—	$18,189	$1,377	$61,896,344	61,939,701	$1,157,553	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,293,493	$—	$2,293,493

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,285,340	$—	$1,285,340

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$129,150,238

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,582,027,024	$—	$1,582,027,024
Municipal Bonds Transferred to Tender Option Bond Trusts	—	172,956,780	—	172,956,780
Short-Term Securities
Money Market Funds	61,896,344	—	—	61,896,344

	$61,896,344	$1,754,983,804	$—	$1,816,880,148

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(99,989,995)	$—	$(99,989,995)
VMTP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)

	$—	$(626,389,995)	$—	$(626,389,995)

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 3.4%
Black Belt Energy Gas District, RB
Series B-2, 4.60%, 12/01/48	$2,500	$2,494,662
Series F, 5.50%, 11/01/53	840	885,856
Southeast Energy Authority A Cooperative District, RB, Series A-2, 5.81%, 01/01/53	5,090	5,139,811

		8,520,329

Arizona — 1.3%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	550	478,594
Series A, (BAM), 4.00%, 06/01/44	730	705,043
Series A, 5.00%, 07/01/49(b)	525	464,460
Series A, 5.00%, 07/01/54(b)	405	350,346
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	461,384
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	280	249,925
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	450	464,634

		3,174,386

Arkansas — 0.6%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	415	422,193
Series A, AMT, 4.50%, 09/01/49(b)	1,270	1,152,208

		1,574,401

California — 13.3%
Bay Area Toll Authority, Refunding RB, Series C, 4.43%, 04/01/56(a)	1,000	1,024,333
California Community Choice Financing Authority, RB, Series B-2, 4.43%, 02/01/52(a)	1,500	1,437,866
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(b)	120	78,816
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	365	357,514
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	826,976
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,432,486
California Pollution Control Financing Authority, RB, AMT, 4.10%, 11/01/42(a)(b)	630	630,000
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,262,167
Series I, 5.50%, 11/01/30	5,000	5,029,430
Series I, 5.50%, 11/01/31	3,130	3,148,345
Series I, 5.50%, 11/01/33	3,000	3,017,649
City of Los Angeles California, RB, 5.00%, 06/27/24	5,000	5,081,575
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	105	103,249
4.00%, 10/01/56	160	131,979
4.00%, 12/01/56	200	141,863
Series A, 4.00%, 06/01/58	910	708,634
Senior Lien, 3.13%, 06/01/57	515	352,572
Series A, Senior Lien, 4.00%, 12/01/58	745	573,650
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	2,445	2,458,817
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,800	1,802,518

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.25%, 05/01/33	$1,410	$1,411,144
Series A, AMT, 5.00%, 05/01/44	1,860	1,869,668
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	956,695

		33,837,946

Colorado — 4.6%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,507,737
Series A, AMT, 5.50%, 11/15/30	565	567,930
Series A, AMT, 5.50%, 11/15/31	675	678,510
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	1,700	1,745,866
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	790	726,110
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	1,050	912,896
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	205	219,420
Series D, 4.53%, 05/15/61(a)	1,290	1,308,926
Colorado Health Facilities Authority, Refunding RB, Series A, 3.25%, 08/01/49	3,025	2,196,643
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	830	836,203
E-470 Public Highway Authority, Refunding RB, Series B, 3.90%, 09/01/39(a)	260	259,101
STC Metropolitan District No. 2, Refunding GO, Series A, 5.00%, 12/01/38	715	672,342

		11,631,684

Connecticut — 3.2%
Connecticut Housing Finance Authority, RB, S/F Housing, Series C-2, (FHLMC, FNMA, GNMA), 3.80%, 11/15/52(a)	4,325	4,325,000
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	1,725	1,969,346
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,813,948

		8,108,294

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,345	1,369,046

District of Columbia — 0.2%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	465	498,512

Florida — 13.3%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	412,600
Series A, 5.50%, 06/01/57	165	149,780
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.13%, 10/01/23(c)	5,665	5,676,415
Series A, AMT, 5.00%, 10/01/45	1,440	1,462,065

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, 4.00%, 09/01/51	$1,700	$1,644,961
County of Miami-Dade Seaport Department, ARB(c)
Series A, 5.38%, 10/01/23	1,765	1,770,588
Series A, 5.50%, 10/01/23	3,000	3,010,140
Series B, AMT, 6.00%, 10/01/23	1,060	1,063,627
Series B, AMT, 6.25%, 10/01/23	800	803,059
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	1,700	1,651,482
Series A, AMT, 5.00%, 10/01/39	1,025	1,086,040
Series A-1, AMT, (AGM), 4.00%, 10/01/45	3,230	3,027,589
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	730	531,020
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	226,956
4.20%, 05/01/50	450	363,609
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	335	326,835
AMT, 5.00%, 05/01/29	470	444,520
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	260	208,721
Highlands County Health Facilities Authority, Refunding RB, 3.85%, 11/15/56(a)	2,700	2,700,000
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(c)	2,995	3,002,841
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	35	35,014
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	583,781
4.00%, 05/01/50	640	507,108
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	1,908,642
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	380	320,179
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	752,378
Village Community Development District No. 15, SAB, 5.25%, 05/01/54	210	212,591

		33,882,541

Georgia — 1.8%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	174,689
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	950	940,610
Series B, 5.00%, 12/01/52(a)	2,015	2,083,655
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,426,484

		4,625,438

Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	2,828,814

Security	Par (000)	Value

Hawaii (continued)
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	$740	$740,441
AMT, 5.25%, 08/01/26	1,205	1,205,735

		4,774,990

Illinois — 9.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,225	1,275,383
Series A, 5.00%, 12/01/40	1,165	1,177,940
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,000,735
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,501,116
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	2,000	2,001,332
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,140	1,143,301
Cook County Community College District No. 508, GO
5.25%, 12/01/30	1,270	1,274,843
5.50%, 12/01/38	1,205	1,209,763
5.25%, 12/01/43	2,960	2,965,494
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	975	1,016,623
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	515	528,111
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	6,155	6,344,617
State of Illinois, GO
5.25%, 02/01/31	1,495	1,504,214
5.25%, 02/01/32	2,320	2,334,604

		25,278,076

Indiana — 0.2%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	267,563
Series A, 5.00%, 06/01/51	220	183,459
Series A, 5.00%, 06/01/56	190	155,193

		606,215

Iowa — 1.0%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	2,442,415

Kentucky — 0.9%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	143,464
Fayette County School District Finance Corp., RB, (BAM-TCRS), 5.00%, 06/01/47	1,995	2,143,143

		2,286,607

Louisiana — 3.1%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series B, Junior Lien, (AGM), 4.00%, 12/01/49 .	6,100	5,597,335
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	2,225	2,240,662

		7,837,997

Maryland — 6.9%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,517,958
Maryland Community Development Administration, Refunding RB, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49(d)	1,095	1,107,966

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., RB, Class B, AMT, 5.00%, 12/31/40	$525	$547,032
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,308,633
Maryland Stadium Authority, RB
(NGFGC), 5.00%, 05/01/34	4,780	5,196,371
Series A, (NGFGC), 5.00%, 05/01/47	6,460	6,757,244

		17,435,204

Massachusetts — 0.9%
Commonwealth of Massachusetts, GO, Series B, 3.00%, 04/01/49	1,300	1,019,925
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	950,658
Series A, 5.00%, 01/01/47	420	420,593

		2,391,176

Michigan — 1.7%
Michigan Finance Authority, Refunding RB 4.00%, 09/01/46	550	491,069
4.73%, 04/15/47(a)	2,910	2,907,349
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	895	905,617

		4,304,035

Minnesota — 1.0%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	887,923
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,555	1,635,565

		2,523,488

Mississippi — 2.6%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,244,002
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	1,000	1,000,000
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	565	590,311
Series A, 4.00%, 10/15/38	2,815	2,683,038

		6,517,351

Missouri — 1.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,000	4,675,735

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	110	107,093
Series B-2, 3.60%, 12/01/47	165	164,952

		272,045

Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	2,380	2,467,708

Nevada — 2.2%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,141,895
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	105,010
4.00%, 06/01/44	315	259,715

Security	Par (000)	Value

Nevada (continued)
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	$2,690	$2,607,455
County of Clark Nevada, GO, Series A, 5.00%, 06/01/37	500	537,931
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	580	584,123
5.00%, 07/01/45	400	391,850

		5,627,979

New Hampshire(a)(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	315	239,630
Series B, AMT, 3.75%, 07/01/45	670	517,971

		757,601

New Jersey — 8.2%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	878,086
Series A, 5.00%, 06/15/47	2,500	2,604,930
Series LLL, 5.00%, 06/15/34	635	696,460
AMT, (AGM), 5.00%, 01/01/31	1,355	1,360,232
AMT, 5.38%, 01/01/43	1,940	1,944,604
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,195	1,177,927
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,395,998
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,880	1,807,699
New Jersey Transportation Trust Fund Authority, RB
Class BB, 4.00%, 06/15/50	1,500	1,419,338
Series BB, 4.00%, 06/15/50	2,775	2,642,499
Series S, 5.25%, 06/15/43	2,980	3,172,058
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	1,030,607
Sub-Series B, 5.00%, 06/01/46	810	808,508

		20,938,946

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	135	116,808

New York — 4.4%
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	1,550	1,556,209
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C-4, 4.65%, 11/01/36(a)	2,175	2,175,000
Series F-1, Subordinate, 5.00%, 02/01/47	510	549,374
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	1,750	1,725,372
Series 1, 5.00%, 11/15/44(b)	960	936,922
Series A, 3.00%, 11/15/51	210	152,410
New York State Thruway Authority, RB, Second Series, 4.13%, 03/15/56	1,675	1,639,641
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,025	1,073,215
AMT, 4.00%, 04/30/53	605	515,517
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	910,159

		11,233,819

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 1.9%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.20%, 12/01/41(a)	$4,970	$4,928,794

Ohio — 3.2%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	438,034
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,065	4,716,523
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	270	311,141
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	530	486,106
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,118,692

		8,070,496

Oklahoma — 1.4%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	3,600	3,517,517

Pennsylvania — 8.5%
Allegheny County Hospital Development Authority, RB, Series D2, 4.68%, 11/15/47(a)	1,040	1,060,724
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	150,960
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,215	1,182,801
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	675	684,327
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/48	1,240	1,270,015
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.50%, 06/30/43	515	567,081
AMT, 5.25%, 06/30/53	1,000	1,047,606
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	3,000	2,664,354
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,402,874
Series A, Subordinate, 5.00%, 12/01/37	750	805,454
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	2,613,609
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	1,285	1,356,388
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	1,165	999,023
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	1,485	1,586,233
(SAW), 5.00%, 03/01/43	1,100	1,167,777
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,965	2,024,225

		21,583,451

Puerto Rico — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,039	4,761,276
Series A-1, Restructured, 5.00%, 07/01/58	4,109	4,009,044
Series A-2, Restructured, 4.78%, 07/01/58	264	248,404

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.33%, 07/01/40	$1,279	$1,209,708
Series B-1, Restructured, 4.75%, 07/01/53	407	384,476
Series B-2, Restructured, 4.78%, 07/01/58	394	370,817
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	4,757	1,341,079

		12,324,804

South Carolina — 2.5%
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(c)	3,760	3,782,827
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/55	825	692,676
7.50%, 08/15/62	390	360,967
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,383,012

		6,219,482

Tennessee — 1.2%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,000	3,094,326

Texas — 6.0%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	410	402,082
7.88%, 11/01/62	360	368,001
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	395	395,019
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	225	228,250
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	220	223,480
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	885	857,479
Gunter Independent School District, GO, (PSF), 4.00%, 02/15/53	815	766,755
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	384,186
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	1,775	1,843,231
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,620	1,726,348
Series B, 5.00%, 07/01/36	2,500	2,647,398
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	2,500	2,236,253
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	219,259
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/31	1,165	1,211,062
5.00%, 12/15/32	1,770	1,846,915

		15,355,718

Utah — 1.3%
City of Salt Lake City Utah Airport Revenue, RB(d)
Series A, AMT, 5.25%, 07/01/48	585	629,174
Series A, AMT, 5.50%, 07/01/53	675	743,683

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
County of Utah, RB, Series A, 3.00%, 05/15/50	$1,840	$1,409,488
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	170	149,215
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	325	306,202

		3,237,762

Virginia — 2.9%
Loudoun County Economic Development Authority, RB, Series B, 4.02%, 02/15/38(a)	2,500	2,500,000
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	898,282
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,024,864

		7,423,146

Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series 2015, Class 2A, 4.18%, 11/01/45(a)	3,000	2,954,337
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.21%, 01/01/40(a)	915	904,912
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	677,769
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	735	754,648
State of Washington, GO, Series C, 5.00%, 02/01/36	3,000	3,272,451

		8,564,117

West Virginia — 1.0%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	2,810	2,644,856

Wisconsin — 3.2%
Public Finance Authority, RB(b)
5.00%, 10/15/51	210	180,924
Class A, 5.00%, 06/15/51	550	433,294
Series A, 5.00%, 07/01/55	305	253,875
Series A, 5.00%, 10/15/55	955	793,730
Series A-1, 4.50%, 01/01/35	515	458,374
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	215,896
Series A, 5.00%, 11/15/49	570	528,827
Series B, AMT, 5.00%, 07/01/42	990	989,641
State of Wisconsin, GO, Series A, 4.40%, 05/01/25(a)	2,100	2,109,967
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,187,997

		8,152,525

Total Municipal Bonds — 131.7% (Cost: $340,196,014)		334,827,766

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 1.9%
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,000	4,880,082

Security	Par (000)	Value

Pennsylvania(g) — 3.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38	$3,600	$3,675,352
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	5,928	5,939,793

		9,615,145

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.7% (Cost: $14,504,563)		14,495,227

Total Long-Term Investments — 137.4% (Cost: $354,700,577)		349,322,993

	Shares

Short-Term Securities

Money Market Funds — 17.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(h)(i)	43,517,069	43,517,069

Total Short-Term Securities — 17.1% (Cost: $43,514,310)		43,517,069

Total Investments — 154.5% (Cost: $398,214,887)		392,840,062

Other Assets Less Liabilities — 0.3%		762,454
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.3)%		(8,348,553)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.5)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$254,253,963

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between March 1, 2026 to November 1, 2026, is $5,949,339. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,488,570	$39,031,863	(a)	$—	$(5,734)	$2,370	$43,517,069	43,517,069	$410,047	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,186,419	$—	$2,186,419

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$540,016	$—	$540,016

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,148,246

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$334,827,766	$—	$334,827,766
Municipal Bonds Transferred to Tender Option Bond Trusts	—	14,495,227	—	14,495,227
Short-Term Securities
Money Market Funds	43,517,069	—	—	43,517,069

	$43,517,069	$349,322,993	$—	$392,840,062

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(8,253,476)	$—	$(8,253,476)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(139,253,476)	$—	$(139,253,476)

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2023

	BFZ	BTT	MUC	MUE

ASSETS
Investments, at value — unaffiliated(a)	$586,937,481	$2,375,075,337	$1,754,983,804	$349,322,993
Investments, at value — affiliated(b)	3,025,616	88,184,293	61,896,344	43,517,069
Cash	—	—	6,826,427	—
Cash pledged for futures contracts	384,000	—	—	—
Receivables:
Investments sold	3,462,200	810,201	1,049,219	169,361
Dividends — affiliated	6,552	225,446	125,500	95,873
Interest — unaffiliated	7,916,743	20,600,391	21,930,541	3,439,339
Prepaid expenses	11,812	13,762	15,708	20,012

Total assets	601,744,404	2,484,909,430	1,846,827,543	396,564,647

ACCRUED LIABILITIES
Bank overdraft	—	—	—	58,839
Payables:
Investments purchased	—	3,256,127	7,367,041	2,471,773
Accounting services fees	19,745	101,814	84,403	28,910
Capital shares redeemed	—	—	412,862	108,546
Custodian fees	3,816	10,214	8,901	2,632
Income dividend distributions — Common Shares	21,361	282,084	206,126	30,265
Interest expense and fees	249,186	735,498	964,083	95,077
Investment advisory fees	280,287	832,982	852,750	179,619
Trustees’ and Officer’s fees	80,234	9,174	610,807	1,530
Other accrued expenses	5,461	17,294	6,341	5,694
Professional fees	54,862	48,521	73,945	58,406
Proxy fees	211,948	—	—	—
Transfer agent fees	17,538	37,776	24,212	15,917
Variation margin on futures contracts	33,007	—	—	—

Total accrued liabilities	977,445	5,331,484	10,611,471	3,057,208

OTHER LIABILITIES
TOB Trust Certificates	35,140,000	69,569,982	99,989,995	8,253,476
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,767,817	—	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,300,000	—	526,400,000	131,000,000

Total other liabilities	206,440,000	819,337,799	626,389,995	139,253,476

Total liabilities	207,417,445	824,669,283	637,001,466	142,310,684

Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$394,326,959	$1,660,240,147	$1,209,826,077	$254,253,963

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$427,859,304	$1,687,996,768	$1,348,271,972	$287,200,045
Accumulated loss	(33,532,345)	(27,756,621)	(138,445,895)	(32,946,082)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$394,326,959	$1,660,240,147	$1,209,826,077	$254,253,963

Net asset value per Common Share	$13.03	$23.55	$12.68	$11.42

(a) Investments, at cost — unaffiliated	$578,627,598	$2,411,285,492	$1,754,181,265	$354,700,577
(b) Investments, at cost — affiliated	$3,025,019	$88,180,176	$61,889,102	$43,514,310
(c) Preferred Shares outstanding	1,713	150	5,264	1,310
(d) Preferred Shares authorized	1,713	150	20,864	9,490
(e) Par value per Preferred Share	$0.001	$0.001	$0.10	$0.10
(f) Common Shares outstanding	30,274,181	70,505,571	95,434,523	22,265,392
(g) Common Shares authorized	Unlimited	Unlimited	199,979,136	199,990,510
(h) Par value per Common Share	$0.001	$0.001	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended July 31, 2023

	BFZ	BTT	MUC	MUE

INVESTMENT INCOME
Dividends — affiliated	$128,014	$1,775,783	$1,157,553	$410,047
Interest — unaffiliated	23,831,530	81,765,887	75,164,316	16,767,304

Total investment income	23,959,544	83,541,670	76,321,869	17,177,351

EXPENSES
Investment advisory	3,452,860	10,000,672	10,635,003	2,248,600
Proxy	353,540	—	—	—
Professional	74,023	113,530	157,534	70,284
Custodian	48,517	28,974	125,637	8,293
Accounting services	46,512	238,280	187,599	65,693
Transfer agent	31,676	72,636	59,484	33,494
Trustees and Officer	24,055	84,898	106,653	14,176
Registration	10,494	23,800	34,491	8,263
Printing and postage	10,286	11,426	8,539	15,073
Miscellaneous	55,234	88,489	217,367	68,582

Total expenses excluding interest expense, fees and amortization of offering costs	4,107,197	10,662,705	11,532,307	2,532,458
Interest expense, fees and amortization of offering costs(a)	7,433,215	30,988,849	24,053,188	5,966,635

Total expenses	11,540,412	41,651,554	35,585,495	8,499,093
Less:
Fees waived and/or reimbursed by the Manager	(5,098)	(68,922)	(754,337)	(103,774)

Total expenses after fees waived and/or reimbursed	11,535,314	41,582,632	34,831,158	8,395,319

Net investment income	12,424,230	41,959,038	41,490,711	8,782,032

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(37,844,927)	312,705	(92,775,242)	(11,704,862)
Investments — affiliated	(3,359)	(37,651)	18,189	(5,734)
Futures contracts	4,883,513	—	2,293,493	2,186,419

	(32,964,773)	275,054	(90,463,560)	(9,524,177)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	18,177,083	(43,437,098)	17,812,387	(5,809,521)
Investments — affiliated	595	3,008	1,377	2,370
Futures contracts	2,852,221	—	1,285,340	540,016

	21,029,899	(43,434,090)	19,099,104	(5,267,135)

Net realized and unrealized loss	(11,934,874)	(43,159,036)	(71,364,456)	(14,791,312)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$489,356	$(1,199,998)	$(29,873,745)	$(6,009,280)

(a) Related to TOB Trusts, VMTP and/or RVMTP Shares.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BFZ		BTT

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,424,230	$16,474,495	$41,959,038	$65,668,609
Net realized gain (loss)	(32,964,773)	(5,711,331)	275,054	10,127,147
Net change in unrealized appreciation (depreciation)	21,029,899	(83,282,513)	(43,434,090)	(237,941,606)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	489,356	(72,519,349)	(1,199,998)	(162,145,850)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,023,248)	(18,455,413)	(49,647,696)	(52,794,571)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,389,525)	(2,430,492)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(22,923,417)	(93,405,254)	(50,847,694)	(214,940,421)
Beginning of year	417,250,376	510,655,630	1,711,087,841	1,926,028,262

End of year	$394,326,959	$417,250,376	$1,660,240,147	$1,711,087,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	MUC		MUE

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$41,490,711	$33,920,046	$8,782,032	$12,705,457
Net realized loss	(90,463,560)	(18,511,144)	(9,524,177)	(4,536,782)
Net change in unrealized appreciation (depreciation)	19,099,104	(110,334,687)	(5,267,135)	(47,875,963)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(29,873,745)	(94,925,785)	(6,009,280)	(39,707,288)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(41,263,922)	(36,403,800)	(8,710,452)	(14,191,214)
Return of capital	(5,420,461)	—	(1,040,353)	—

Decrease in net assets resulting from distributions to Common Shareholders	(46,684,383)	(36,403,800)	(9,750,805)	(14,191,214)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	777,266,364	—	—
Reinvestment of common distributions	—	472,286	—	72,596
Redemption of shares resulting from share repurchase program (including transaction costs)	(22,916,113)	—	(2,549,564)	—
Redemption of common shares due to reorgnization	—	(460)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(22,916,113)	777,738,190	(2,549,564)	72,596

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(99,474,241)	646,408,605	(18,309,649)	(53,825,906)
Beginning of year	1,309,300,318	662,891,713	272,563,612	326,389,518

End of year	$1,209,826,077	$1,309,300,318	$254,253,963	$272,563,612

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2023

	BFZ	BTT	MUC	MUE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$489,356	$(1,199,998)	$(29,873,745)	$(6,009,280)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	630,853,291	571,734,725	1,192,210,788	179,258,511
Purchases of long-term investments	(564,461,064)	(363,536,375)	(882,990,005)	(97,682,484)
Net purchases of short-term securities	(469,144)	(55,534,872)	(38,822,482)	(44,115,763)
Amortization of premium and accretion of discount on investments and other fees	2,774,911	14,556,810	7,248,354	3,154,643
Net realized (gain) loss on investments	37,848,286	(275,054)	92,757,053	11,710,596
Net unrealized (appreciation) depreciation on investments	(18,177,678)	43,434,090	(17,813,764)	5,807,151
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(5,786)	(198,017)	(109,695)	(93,274)
Interest — unaffiliated	(448,137)	3,412,413	4,871,728	827,935
Prepaid expenses	(4,076)	7,924	177,062	8,287
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(11,273)	(80,539)	(122,734)	(27,430)
Custodian fees	(3,116)	(9,561)	(9,691)	(1,221)
Interest expense and fees	45,691	230,281	210,086	4,955
Investment advisory fees	(380,739)	(935,317)	(969,680)	(196,412)
Trustees’ and Officer’s fees	1,778	(4,118)	8,084	(886)
Other accrued expenses	(47,991)	(991)	(85,668)	(1,639)
Professional fees	(22,834)	(26,608)	(11,275)	(4,132)
Proxy fees	211,948	—	—	—
Reorganization costs	—	—	(49,982)	—
Transfer agent fees	1,398	(10,908)	(5,680)	(1,870)
Variation margin on futures contracts	(25,952)	—	(84,594)	(21,518)

Net cash provided by operating activities	88,168,869	211,563,885	326,534,160	52,616,169

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,342,781)	(53,765,159)	(51,842,316)	(10,903,302)
Repayments of TOB Trust Certificates	(91,805,847)	(157,829,997)	(262,910,402)	(42,418,673)
Net payments on Common Shares redeemed including change in redemptions payable	(9,530,241)	—	(22,503,251)	(2,441,018)
Proceeds from TOB Trust Certificates	27,330,000	—	15,299,997	2,500,000
Increase (decrease) in bank overdraft	—	—	(90,761)	50,824
Amortization of deferred offering costs	—	31,271	—	—

Net cash used for financing activities	(89,348,869)	(211,563,885)	(322,046,733)	(53,212,169)

CASH
Net increase (decrease) in restricted and unrestricted cash	(1,180,000)	—	4,487,427	(596,000)
Restricted and unrestricted cash at beginning of year	1,564,000	—	2,339,000	596,000

Restricted and unrestricted cash at end of year	$384,000	$—	$6,826,427	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,387,524	$30,727,297	$23,843,102	$5,961,680

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$6,826,427	$—
Cash pledged
Futures contracts	384,000	—	—	—

	$384,000	$—	$6,826,427	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.41		$16.29	$15.86	$15.25	$14.81

Net investment income(a)	0.41		0.53	0.54	0.48	0.52
Net realized and unrealized gain (loss)	(0.33)		(2.82)	0.37	0.60	0.63

Net increase (decrease) from investment operations	0.08		(2.29)	0.91	1.08	1.15

Distributions to Common Shareholders(b)
From net investment income	(0.46)		(0.51)	(0.48)	(0.47)	(0.55)
From net realized gain	—		(0.08)	—	—	(0.16)

Total distributions to Common Shareholders	(0.46)		(0.59)	(0.48)	(0.47)	(0.71)

Net asset value, end of year	$13.03		$13.41	$16.29	$15.86	$15.25

Market price, end of year	$11.59		$11.65	$15.01	$13.79	$13.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.20%		(13.93)%	6.24%	7.69%	8.89%

Based on market price	3.62%		(18.85)%	12.59%	5.77%	11.96%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.95	%(e)	1.67%	1.49%	2.17%	2.76%

Total expenses after fees waived and/or reimbursed	2.95	%(e)	1.67%	1.49%	2.17%	2.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	1.05	%(e)	1.02%	1.01%	1.02%	1.06%

Net investment income to Common Shareholders	3.17%		3.56%	3.37%	3.14%	3.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$394,327		$417,250	$510,656	$500,353	$486,586

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300		$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$291,013	(g)	$254,015 (g)	$398,106 (h)	$392,092 (h)	$384,055 (h)

TOB Trust Certificates, end of year (000)	$35,140		$99,616	$143,276	$143,276	$156,312

Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$17,096		$6,908	N/A	N/A	N/A

Portfolio turnover rate	94%		59%	19%	38%	51%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.86%, 2.86% and 0.96%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(h)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BTT

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$24.27	$27.32	$26.31	$25.60	$23.62

Net investment income(a)	0.60	0.93	1.00	0.92	0.80

Net realized and unrealized gain (loss)	(0.62)	(3.23)	0.76	0.54	1.93

Net increase (decrease) from investment operations	(0.02)	(2.30)	1.76	1.46	2.73

Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.75)	(0.75)	(0.75)	(0.75)

Net asset value, end of year	$23.55	$24.27	$27.32	$26.31	$25.60

Market price, end of year	$21.00	$23.65	$26.27	$24.78	$23.49

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.29%	(8.41)%	6.92%	6.04%	12.17%

Based on market price	(8.22)%	(7.17)%	9.16%	8.84%	13.45%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.52%	1.17%	1.01%	1.56%	2.07%

Total expenses after fees waived and/or reimbursed	2.52%	1.17%	1.01%	1.56%	2.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.64%	0.65%	0.65%	0.67%	0.69%

Net investment income to Common Shareholders	2.54%	3.64%	3.74%	3.60%	3.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,660,240	$1,711,088	$1,926,028	$1,854,873	$1,804,738

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$15,128,727 (f)	$13,753,263 (f)	$17,840,188 (g)	$17,365,817 (g)	$17,031,589 (g)

TOB Trust Certificates, end of year (000)	$69,570	$227,400	$233,220	$261,820	$261,820

Asset coverage per $1,000 of TOB Trust Certificates, end of year(h)	$35,641	$11,822	N/A	N/A	N/A

Portfolio turnover rate	13%	17%	9%	5%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(g)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(h)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUC

	Year Ended 07/31/23	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.42	$16.16		$15.95	$15.56	$15.03

Net investment income(a)	0.43	0.58		0.65	0.58	0.57
Net realized and unrealized gain (loss)	(0.69)	(2.66)		0.21	0.35	0.54

Net increase (decrease) from investment operations	(0.26)	(2.08)		0.86	0.93	1.11

Distributions to Common Shareholders(b)
From net investment income	(0.42)	(0.66)		(0.65)	(0.54)	(0.57)
From net realized gain	—	—		—	—	(0.01)
Return of capital	(0.06)	—		—	—	—

Total distributions to Common Shareholders	(0.48)	(0.66)		(0.65)	(0.54)	(0.58)

Net asset value, end of year	$12.68	$13.42		$16.16	$15.95	$15.56

Market price, end of year	$10.85	$12.58		$16.09	$14.67	$14.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.27)%	(12.92)%		5.78%	6.55%	8.17%

Based on market price	(9.87)%	(18.01)%		14.52%	8.92%	11.92%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.93%	1.75	%(e)	1.46%	2.11%	2.58%

Total expenses after fees waived and/or reimbursed	2.87%	1.69	%(e)	1.41%	2.05%	2.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.89%	0.96	%(e)	0.92%	0.92%	0.92%

Net investment income to Common Shareholders	3.42%	4.08%		4.11%	3.75%	3.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,209,826	$1,309,300		$662,892	$653,836	$637,822

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$526,400	$526,400		$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$293,143 (g)	$249,806	(g)	$360,981 (h)	$357,416 (h)	$351,111 (h)

TOB Trust Certificates, end of year (000)	$99,990	$347,600		$152,145	$158,512	$159,555

Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$18,364	$6,281		N/A	N/A	N/A

Portfolio turnover rate	47%	41%		4%	16%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.65% and 0.92%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(h)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUE

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$12.10	$14.49	$14.17	$13.92	$13.55

Net investment income(a)	0.39	0.56	0.65	0.59	0.57
Net realized and unrealized gain (loss)	(0.64)	(2.32)	0.28	0.20	0.40

Net increase (decrease) from investment operations	(0.25)	(1.76)	0.93	0.79	0.97

Distributions to Common Shareholders(b)
From net investment income	(0.38)	(0.63)	(0.61)	(0.54)	(0.60)
Return of capital	(0.05)	—	—	—	—

Total distributions to Common Shareholders	(0.43)	(0.63)	(0.61)	(0.54)	(0.60)

Net asset value, end of year	$11.42	$12.10	$14.49	$14.17	$13.92

Market price, end of year	$9.93	$11.45	$14.41	$13.12	$12.67

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.48)%	(12.21)%	6.97%	6.25%	7.96%

Based on market price	(9.47)%	(16.47)%	14.89%	8.08%	7.72%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.33%	1.75%	1.51%	2.07%	2.48%

Total expenses after fees waived and/or reimbursed	3.29%	1.69%	1.48%	2.03%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(e)	0.95%	0.95%	0.93%	0.95%	0.95%

Net investment income to Common Shareholders	3.44%	4.25%	4.55%	4.29%	4.23%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$254,254	$272,564	$326,390	$319,085	$313,406

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$282,585 (f)	$252,124 (f)	$349,152 (g)	$343,577 (g)	$339,241 (g)

TOB Trust Certificates, end of year (000)	$8,253	$48,172	$59,850	$60,976	$58,458

Asset coverage per $1,000 of TOB Trust Certificates, end of year(h)	$47,681	$9,378	N/A	N/A	N/A

Portfolio turnover rate	25%	28%	7%	18%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(g)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(h)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements

1. ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

PriorYear Reorganization: The Board and shareholders of MUC (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock MuniYield California Fund, Inc. (“MYC”) and BlackRock MuniYield California Quality Fund, Inc. (“MCA”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUC’s Share Class	Shares of MUC
MYC	Common	21,419,494	1.01385164	Common	21,716,172(a)
MCA	Common	34,405,717	1.01061039	Common	34,770,757(a)
MYC	VMTP	1,059	1	VMTP	1,059
MCA	VMTP	1,665	1	VMTP	1,665

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganizations were as follows:

	MYC	MCA

Net assets applicable to Common Shareholders	$298,816,683	$478,449,681
Paid-in-capital	302,810,070	492,079,121
Accumulated loss	(3,993,387)	(13,629,440)

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $564,734,876. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $1,342,001,240. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MYC	$503,360,614	$507,100,686	$104,690,676	$105,900,000
MCA	819,871,446	823,913,061	191,958,461	166,500,000

The purpose of these transactions was to combine three funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 11, 2022.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2022, were as follows:

• Net investment income/loss: $55,719,848

• Net realized and change in unrealized gain/loss on investments: $(268,549,785)

• Net decrease in net assets resulting from operations: $(212,829,937)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUC in connection with the reorganization were expensed by MUC. The Manager reimbursed MUC $110,355.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$ 1,236,992	$ 202,743	$ 60,384	$ 1,500,119
BTT	2,582,903	307,479	318,275	3,208,657
MUC	4,782,006	786,943	258,367	5,827,316
MUE	544,081	85,129	31,739	660,949

For the year ended July 31, 2023, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$ 75,291,531		$ 35,140,000		3.98% — 4.01%	$ 49,928,767	3.00%
BTT	104,388,788		69,569,982		4.01 — 4.04	99,489,769	3.22
MUC	172,956,780		99,989,995		4.00 — 4.01	191,450,313	3.04
MUE	14,495,227		8,253,476		3.99 — 4.01	22,300,456	2.96

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MUC and MUE pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

	MUC	MUE
Investment advisory fees	0.55%	0.55%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Effective January 1, 2023, for such services, BFZ pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Trust’s managed assets. Prior to January 1, 2023, for such services, BFZ paid the Manager a monthly fee at an annual rate equal to 0.58% of the average weekly value of the Trust’s managed assets.

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$ 5,098
BTT	68,922
MUC	43,305
MUE	15,032

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MUC, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.04% of the average daily value of net assets through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the

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Notes to Financial Statements (continued)

outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023, the amount waived and/or reimbursed was $711,032.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023 the waivers were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MUE	$88,742

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
MUE	$ 5,502,637	$ —	$ —

7. PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BFZ	$ 564,461,064	$ 634,315,491
BTT	317,953,561	549,863,596
MUC	880,373,645	1,193,225,007
MUE	96,730,150	173,005,148

8. INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and retained income were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)

BTT	$2,868,729	$(2,868,729)
MUE	(51)	51

The tax character of distributions paid was as follows:

Trust Name	Year Ended 07/31/23	Year Ended 07/31/22

BFZ
Tax-exempt income	$19,874,640	$17,830,281
Ordinary income	81,704	—
Long-term capital gains	—	2,495,508

	$19,956,344	$20,325,789

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Notes to Financial Statements (continued)

Trust Name	Year Ended 07/31/23	Year Ended 07/31/22

BTT
Tax-exempt income	$77,110,009	$59,835,322
Ordinary income	286,608	—

	$77,396,617	$59,835,322

MUC
Tax-exempt income	$59,288,534	$40,290,910
Ordinary income	201,260	—
Return of capital	5,420,461	—

	$64,910,255	$40,290,910

MUE
Tax-exempt income	$13,995,735	$15,911,603
Ordinary income	20,403	645
Return of capital	1,040,353	—

	$15,056,491	$15,912,248

As of July 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BFZ	$368,304	$41,729	$(41,909,843)	$7,967,465	$(33,532,345)
BTT	16,248,497	—	(7,382,346)	(36,622,772)	(27,756,621)
MUC	—	—	(137,181,171)	(1,264,724)	(138,445,895)
MUE	—	—	(27,241,264)	(5,704,818)	(32,946,082)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

During the year ended July 31, 2023, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts

BTT	$298,211

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BFZ	$546,777,628	$13,164,478	$(5,119,009)	$8,045,469
BTT	2,430,312,420	20,287,994	(56,910,766)	(36,622,772)
MUC	1,717,548,600	26,827,385	(27,485,832)	(658,447)
MUE	390,291,404	2,747,052	(8,451,870)	(5,704,818)

9. PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

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Notes to Financial Statements (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.

10.	CAPITAL SHARE TRANSACTIONS

BFZ and BTT are authorized to issue an unlimited number of shares, MUC and MUE are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of Common Shares for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. The par value of Preferred Shares outstanding for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	07/31/23	07/31/22

MUC	—	29,799
MUE	—	5,047

For the year ended July 31, 2023 and the year ended July 31, 2022, shares issued and outstanding remained constant for BTT.

For the year ended July 31, 2022, Common Shares of MUC issued and outstanding increased by 56,486,964 as a result of the reorganization of MYC and MCA with and into MUC.

For the year ended July 31, 2022, Common Shares of MUC issued and outstanding decreased by 35 as a result of a redemption of fractional shares from the reorganization of MYC and MCA with and into MUC.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021 for each trust (other than BTT) or November 18, 2021 (for BTT) subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022 for each Trust, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2023, BTT did not repurchase any shares.

The total cost of the shares repurchased is reflected in BFZ’s, MUC’s and MUE’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ

	Shares	Amounts

Year Ended July 31, 2023	850,759	$ 9,389,525
Year Ended July 31, 2022	216,743	2,430,492

	MUC

	Shares	Amounts

Year Ended July 31, 2023	2,093,841	$22,916,113

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Notes to Financial Statements (continued)

	MUE

	Shares	Amounts

Year Ended July 31, 2023	260,414	$2,549,564

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

BFZ, MUC and MUE (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/24	Aa2	AA
MUC	03/22/12	2,540	254,000,000	03/30/24	Aa2	AA
	04/11/22	2,724	272,400,000	03/30/24	Aa2	AA
MUE	12/16/11	1,310	131,000,000	07/02/24	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BFZ and MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2023, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	MUC	MUE
Dividend rates	3.46%	3.46%	4.05%

For the year ended July 31, 2023, VMTP Shares issued and outstanding of BFZ, MUC and MUE remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant

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Notes to Financial Statements (continued)

to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus a percentage of the daily SOFR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2023, the average annualized dividend rate for the RVMTP Shares was 3.70%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2023, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2023, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP and RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$ 5,933,096	$ —
BTT	27,748,921	31,271
MUC	18,225,872	—
MUE	5,305,686	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

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Notes to Financial Statements (continued)

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BFZ	08/01/23	08/15/23	09/01/23	$ 0.039000
	09/01/23	09/15/23	10/02/23	0.039000
BTT	08/01/23	08/15/23	09/01/23	0.056400
	09/01/23	09/15/23	10/02/23	0.056400
MUC	08/01/23	08/15/23	09/01/23	0.033500
	09/01/23	09/15/23	10/02/23	0.033500
MUE	08/01/23	08/15/23	09/01/23	0.029000
	09/01/23	09/15/23	10/02/23	0.029000

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared

BFZ	VMTP	W-7	$ 633,998
BTT	RVMTP	W-7	2,856,789
MUC	VMTP	W-7	1,948,257
MUE	VMTP	W-7	546,665

(a)	Dividends declared for period August 1, 2023 to August 31, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2023:

Trust Name	Exempt-Interest Dividends

BFZ	$18,354,764
BTT	69,467,389
MUC	59,061,831
MUE	14,029,686

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2023:

Trust Name	Interest Dividends

BFZ	$58,230
MUC	123,946
MUE	13,621

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

Trust Name	Interest Related Dividends

BFZ	$58,230
MUC	123,946
MUE	13,621

I M P O R T A N T T A X I N F O R M A T I O N	69

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) and BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”) (collectively, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BFZ’s performance relative to BFZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFZ generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFZ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFZ’s underperformance relative to the Performance Metrics.

The Board reviewed and considered BTT’s performance relative to BTT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTT, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUE’s performance relative to MUE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUE, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUC’s performance relative to MUC’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUC generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUC, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	71

Disclosure of Investment Advisory Agreements  (continued)

compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

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Disclosure of Investment Advisory Agreements  (continued)

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	73

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock California Municipal Income Trust (BFZ)

The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes. The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

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Investment Objectives, Policies and Risks (continued)

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”).

The Fund may leverage its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

BlackRock Municipal 2030 Target Term Trust (BTT)

The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives.

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

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Investment Objectives, Policies and Risks  (continued)

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.

The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of remarketable variable rate muni term preferred shares (“RVMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that, the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%)

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Investment Objectives, Policies and Risks (continued)

of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.

The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

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Investment Objectives, Policies and Risks (continued)

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

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Investment Objectives, Policies and Risks (continued)

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the RVMTP Shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	79

Investment Objectives, Policies and Risks  (continued)

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (BFZ and MUC): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by

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Investment Objectives, Policies and Risks (continued)

the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BFZ and BTT): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	81

Investment Objectives, Policies and Risks (continued)

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BFZ, MUC and MUE’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, MUC and MUE declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BFZ, BTT and MUE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.

Effective September 9, 2023, Arthur P. Steinmetz was appointed as a Trustee of the Trusts.

Effective September 29, 2022, Kevin Maloney became a portfolio manager of BFZ. Mr. Maloney has been employed by BlackRock since 2011. Effective March 1, 2023, Phillip Soccio, Michael Kalinoski, Christian Romaglino and Kristi Manidis became portfolio managers of BFZ. Messrs. Soccio, Kalinoski and Romaglino and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2017, and 2003 respectively. Effective March 1, 2023, Michael Perilli and Ted Jaeckel are no longer portfolio managers of BFZ.

Effective September 29, 2022, Walter O’Connor and Christian Romaglino became portfolio managers of BTT. Mr. O’Connor has been employed by BlackRock since 2006. Mr. Romaglino has been employed by BlackRock since 2017. Effective March 1, 2023, Michael Kalinoski, Kevin Maloney and Kristi Manidis became portfolio managers of BTT. Messrs. Kalinoski and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2011, and 2003 respectively. Effective March 1, 2023, Ted Jaeckel is no longer a portfolio manager of BTT.

Effective September 29, 2022, Walter O’Connor became a portfolio manager of MUC. Mr. O’Connor has been employed by BlackRock since 2006. Effective March 1, 2023, Phillip Soccio, Michael Kalinoski, Christian Romaglino and Kristi Manidis became portfolio managers of MUC. Messrs. Soccio, Kalinoski and Romaglino and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2017, and 2003 respectively. Effective March 1, 2023, Michael Perilli is no longer a portfolio manager of MUC.

Effective September 29, 2022, Michael Kalinoski became a portfolio manager of MUE. Mr. Kalinoski has been employed by BlackRock since 2006. Effective March 1, 2023, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MUE. Messrs. O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2011, and 2003 respectively. Effective March 1, 2023, Ted Jaeckel is no longer a portfolio manager of MUE.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

The Annual Meeting of Shareholders of BFZ was held on July 11, 2023, for shareholders of record on May 12, 2023, to consider and vote on a proposal to elect four Class I Trustees. The Board of Trustees of BFZ (the “Board”) nominated four nominees who currently serve as Class I Trustees. An activist hedge fund also nominated three nominees. There were no broker non-votes with regard to the Trust.

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BFZ - Board Nominees	9,113,759	891,757	7,741,047	2,264,469	9,119,774	885,742	1,713	0

	Ravi Bhasin		Ilya Gurevich		Emmanuel Werthenschlag
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BFZ - Hedge Fund Nominees	6,502,900	251,872	6,503,926	250,846	5,789,472	965,300

(a)	Voted on by holders of Preferred Shares only.

Based on the above results, the Board nominees were re-elected as Class I Trustees of BFZ. Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

The Annual Meeting of Shareholders of BTT, MUE and MUC was held on July 12, 2023, for shareholders of record on May 15, 2023, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BTT	57,113,265	3,507,977	57,119,802	3,501,440	57,063,355	3,557,887	150	0
MUE	17,895,548	1,557,876	10,314,664	9,138,760	18,084,956	1,368,468	1,310	0
MUC	71,560,736	8,052,940	41,279,269	38,334,407	71,527,866	8,085,810	5,264	0

(a)	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information  (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trusts
Computershare Trust Company, N.A.	100 Bellevue Parkway
Canton, MA 02021	Wilmington, DE 19809

VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286

A D D I T I O N A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

blackrock.com  |  800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI4-07/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Income Trust	$28,152	$31,110	$0	$0	$17,200	$16,500	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Income Trust	$17,607	$16,931

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Maloney have been members of the registrant’s portfolio management team since 2006 and 2022, respectively. Messrs. Romaglino, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

(a)(2) As of July 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$32.74 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	36	0	0	0	0	0
	$38.80 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	34	0	0	0	0	0
	$17.21 Billion	$0	$0	$0	$0	$0
Philip Soccio, CFA	34	0	0	0	0	0
	$31.87 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	34	0	0	0	0	0
	$36.58 Billion	$0	$0	$0	$0	$0
Kristi Manidis	38	0	2	0	0	0
	$24.00 Billion	$0	$1.03 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Kevin Maloney, CFA	None
Christian Romaglino, CFA	None
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2023	62,913	$ 11.1883	62,913	1,172,367
March 1-31, 2023	107,021	$ 11.3983	107,021	1,065,346
April 1-30, 2023	27,787	$ 11.6780	27,787	1,037,559
May 1-31, 2023	0	$—	0	1,037,559
June 1-30, 2023	0	$—	0	1,037,559
July 1-31, 2023	0	$—	0	1,037,559
Total:	197,721	11.37080131	197,721	1,037,559

1 On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: September 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: September 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Income Trust

Date: September 22, 2023